0604-100917 - Anderson

ARMACOST & ORSBORNE, LLP
CERTIFIED PUBLIC ACCOUNTANTS
AND BUSINESS CONSULTANTS

PRINCE STREET TOWERS LIMITED PARTNERSHIP
A LIMITED PARTNERSHIP

PHFA PROJECT NO. R-414-8E

FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005 AND INDEPENDENT AUDITOR'S REPORT

AWC

PRINCE STREET TOWERS LIMITED PARTNERSHIP
A LIMITED PARTNERSHIP

PHFA PROJECT NO. R-414-8E

YEARS ENDED DECEMBER 31, 2006 AND 2005

TABLE OF CONTENTS

ARMACOST & ORSBORNE, LLP
CERTIFIED PUBLIC ACCOUNTANTS
AND BUSINESS CONSULTANTS

INDEPENDENT AUDITOR'S REPORT

February 2, 2007

Partners
Prince Street Towers Limited Partnership
Greenville, SC

We have audited the accompanying statements of financial position of Prince Street Towers Limited Partnership, PHFA Project No. R-414-8E, a limited partnership, as of December 31, 2006 and 2005, and the related statements of profit and loss, partners' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prince Street Towers Limited Partnership at December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Armacost & Orsborne, LLP

4909 Cordell Avenue • Bethesda, Maryland 20814 • Voice: 301-986-5760 • Fax: 301-986-4940 • www.aocpas.com

PRINCE STREET TOWERS LIMITED PARTNERSHIP
A LIMITED PARTNERSHIP

PHFA PROJECT NO. R-414-8E

STATEMENTS OF FINANCIAL POSITION

ASSETS

	December 31, 2006	December 31, 2005
Current Assets		
Cash and cash equivalents:		
Operations	$ 159,169	$ 162,781
Partnership	5,770	5,344
Accounts receivable - resident, net of allowance for doubtful accounts	2,778	1,287
Accounts receivable - HAP	80	84
Accounts receivable - other	17,384	9,933
	185,181	179,429
Deposits Held In Trust		
Tenants' security deposits	48,261	47,785
Prepaid Expenses		
Property and liability insurance	26,704	24,842
Real estate taxes	43,199	40,959
Other	9,807	9,807
	79,710	75,608
Restricted Deposits and Funded Reserves		
Insurance escrow	8,961	22,361
Real estate tax escrow	70,178	67,086
Reserve for replacement	702,755	635,407
Painting and decorating escrow	225,000	219,055
	1,006,894	943,909
Rental Property, at Cost:		
Land	371,734	371,734
Buildings	11,016,070	10,953,388
Building equipment and furniture	1,203,572	1,107,868
	12,591,376	12,432,990
Less accumulated depreciation	5,632,150	5,227,036
	6,959,226	7,205,954
Other Assets		
Deferred finance costs - net of accumulated amortization of $8,078 and $4,039	29,622	33,661
Total Assets	$ 8,308,894	$ 8,486,346

See notes to financial statements.

PRINCE STREET TOWERS LIMITED PARTNERSHIP
A LIMITED PARTNERSHIP

PHFA PROJECT NO. R-414-8E

STATEMENTS OF FINANCIAL POSITION

LIABILITIES AND PARTNERS' EQUITY

	December 31, 2006	December 31, 2005
Current Liabilities		
Accounts payable - operations	$ 40,138	$ 37,502
Accrued expenses	15,473	16,500
Accrued interest payable, second mortgage	86,000	49,000
Mortgage note payable, current portion	267,972	248,228
	409,583	351,230
Deposits and Prepayment Liabilities		
Tenants' security deposits	47,198	48,070
Rents received in advance	5,866	10,218
	53,064	58,288
Long-Term Liabilities		
Accrued mortgage interest payable	800,693	601,918
First mortgage note payable	2,264,267	2,532,239
Second mortgage note payable	3,771,554	3,771,554
	6,836,514	6,905,711
Total Liabilities	7,299,161	7,315,229
Partners' Equity		
Partners' equity	1,009,733	1,171,117
Total Liabilities and Partners' Equity	$ 8,308,894	$ 8,486,346

See notes to financial statements.

Statements of Profit and Loss

PHFA-Housing Management Division

For the Years Ended: December 31, 2006 and 2005		Property #: R-414-8E	Property Name: Prince Street Towers Limited Partnership	
Part I	Description of Account	Acct #	2006	2005
Rental Income	Rental Income	5120	$ 605,120	$ 585,833
	Tenant Assistance Payments	5121	1,185,280	1,204,567
	Stores and Commercial Rent	5140		
	Other Rental Income	5190		
	Rent Concessions	5250		
	Total Rental Income		$ 1,790,400	$ 1,790,400
Vacancies	Vacancies-Apartments	5220	(18,074)	(5,951)
	Vacancies-Commercial	5240		
	Total Vacancy Loss		$ (18,074)	$ (5,951)
	Net Rental Income		$ 1,772,326	$ 1,784,449
Interest Income	Interest Income-Operations	5410	3,623	2,739
	Interest Income-Residual Receipts	5430		
	Interest Income-Reserve for Replacement	5440	27,657	24,746
	Interest Income-Painting and Decorating	5450	7,251	3,849
	Total Interest Income		$ 38,531	$ 31,334
Other Income	Supportive Service Income	5300	1,827	1,770
	Grant Income	5510		
	Service Income	5910	12,335	13,489
	NSF and Late Fees	5920		
	Miscellaneous Income	5990	1,932	
	Total Other Income		$ 16,094	$ 15,259
	Total Property Income		$ 1,826,951	$ 1,831,042
Administrative Expenses	Advertising and Renting Expense	6210	$ 4,864	$ 4,644
	Office and Telephone Expense	6311	29,245	30,388
	Model Apartment Expense	6312		
	Management Fee (4.98 %)	6320	97,853	98,353
	Legal Expense	6340		
	Audit Expense	6350	10,000	10,596
	Administrative Fee (Section 8 only)	6351	6,000	6,000
	Bad Debts	6370	(3,269)	11,990
	Miscellaneous Administrative Expenses	6390	2,710	3,514
	Total Administrative Expenses		$ 147,403	$ 165,485
Utility Expenses	Fuel	6420		
	Electricity	6450	103,736	101,655
	Water	6451	10,262	11,660
	Gas	6452	83,865	70,189
	Sewer	6453	12,201	14,396
	Total Utility Expenses		$ 210,064	$ 197,900

See notes to financial statements.

Statements of Profit and Loss (continued)

Part I (continued) — PHFA-Housing Management Division

	Description of Account	Acct #	2006	2005
Operating and Maintenance Expenses	Janitor/ Maintenance Supplies	6515	$ 8,529	$ 15,646
	Operating/ Maintenance Contracts	6520	18,687	13,881
	Rubbish Removal	6525	9,477	9,039
	Security Payroll/ Contract	6530	10,078	16,082
	Repairs Materials	6541	35,498	24,165
	Elevator Maintenance	6545	11,388	11,061
	Heating and Air Conditioning Maintenance	6546	15,808	8,737
	Grounds Maintenance/ Snow Removal	6548	11,181	22,354
	Painting and Decorating	6560	31,323	15,354
	Vehicle Operation and Repairs	6570	650	1,679
	Miscellaneous Operating and Maintenance Exp	6590	19,615	13,031
	Total Operating and Maintenance Expenses		$ 172,234	$ 151,029
Payroll Expenses	Office Salaries	6310	24,544	25,470
	Manager Salaries	6330	37,092	36,647
	Administrative Rent Free Unit	6331		
	Janitor/ Maintenance Payroll	6510	102,400	87,849
	Payroll Taxes	6711	17,996	17,172
	Workmen's Compensation	6722	5,478	5,606
	Health Insurance and Employee Benefits	6723	37,630	31,992
	Total Payroll Expenses		$ 225,140	$ 204,736
Taxes and Insurance	Real Estate Taxes	6710	$ 139,624	$ 134,475
	Property and Liability Insurance	6720	35,838	39,272
	Fidelity Bond Insurance	6721		
	Misc Taxes and Insurance, Licenses/Permits	6729	10,130	10,269
	Total Taxes and Insurance Expenses		$ 185,592	$ 184,016
Financial Expenses	Mortgage Interest	6820	$ 506,466	$ 512,185
	PHFA Late Fees	6821		
	Other Interest Payments	6830		
	HUD Mortgage Insurance Premiums	6850		
	PHFA Service Fees	6851	13,344	14,535
	PHFA Self Insurance Fees	6855		
	Other Service Fee	6860		
	Investor Service Fee	6870		
	Miscellaneous Financial Expense	6890		
	Total Financial Expense		$ 519,810	$ 526,720
Congregate Expenses	Supportive Service Payroll	6910	$ 46,142	$ 48,278
	Supportive Service Supplies	6920	$ 23,090	$ 26,462
	Total Congregate Service Expense		$ 69,232	$ 74,740
	Total Cost of Operations Before Depreciation		$ 1,529,475	$ 1,504,626
	Profit (Loss) Before Depreciation		$ 297,476	$ 326,416
	Depreciation (Total) - 6600 Specify	6600	405,114	392,684
	Amortization	6610	4,039	4,039
	Operating Profit or (Loss):		$ (111,677)	$ (70,307)
Entity Expenses	Interest Income-(Entity)	7100	$ (884)	$ (739)
	Legal Expenses (Entity)	7120		
	Taxes (Federal-State-Entity)	7130		
	Other Expenses (Entity)	7190		
	Total Entity Expenses:		$ (884)	$ (739)
	Net Profit or (Loss):		$ (110,793)	$ (69,568)

Part II

1. Total principal payments required under the mortgage, even if payments under a Workout Agreement are less or more than those required under the mortgage.	$ 248,228	$ 229,939
2. Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if payments may be temporarily suspended or waived.	$ 42,288	$ 42,288

All amounts must be rounded to the nearest dollar, $.50 and over, round up - $.49 and below, round down.

See notes to financial statements.

PRINCE STREET TOWERS LIMITED PARTNERSHIP
A LIMITED PARTNERSHIP

PHFA PROJECT NO. R-414-8E

STATEMENTS OF PARTNERS' EQUITY (DEFICIT)

YEARS ENDED DECEMBER 31, 2006 AND 2005

	National Corporation for Housing Partnerships (NCHP)	Boston Financial Qualified Housing Tax Credits LP IV	Total
Equity (Deficit) at January 1, 2005	$ (85,483)	$ 1,376,890	$ 1,291,407
Distributions	(5,021)	(45,701)	(50,722)
Net Profit (Loss)	(696)	(68,872)	(69,568)
Equity (Deficit) at December 31, 2005	(91,200)	1,262,317	1,171,117
Distributions	(5,008)	(45,583)	(50,591)
Net Profit (Loss)	(1,108)	(109,685)	(110,793)
Equity (Deficit) at December 31, 2006	$ (97,316)	$ 1,107,049	$ 1,009,733
Percentage for Allocation of Profits and Losses	1.0%	99.0%	100.0%
Percentage Ownership Interest at December 31, 2006	9.9% (A)	90.1% (B)	100.0%

(A) 1% General Partnership Interest and 8.9% Limited Partnership Interest

(B) Limited Partner

PRINCE STREET TOWERS LIMITED PARTNERSHIP
A LIMITED PARTNERSHIP

PHFA PROJECT NO. R-414-8E

STATEMENTS OF CASH FLOWS

	Years Ended December 31,			
	2006		2005	
	Operating	Entity	Operating	Entity
Cash Flows from Operating Activities:				
Receipts:				
Rental	$ 1,769,756	$ -	$ 1,780,806	$ -
Interest	35,934	884	26,453	739
Other operating	16,094		15,259	
	1,821,784	884	1,822,518	739
Payments for:				
Administrative expenses	(52,819)		(54,212)	
Administrative salaries	(61,404)		(62,043)	
Management fees	(97,750)		(98,277)	
Utilities	(211,402)		(206,734)	
Operating and maintenance expenses	(172,478)		(150,912)	
Operating and maintenance payroll	(103,112)		(87,739)	
Real estate taxes	(141,864)		(135,270)	
Payroll taxes	(17,996)		(17,172)	
Miscellaneous taxes, licenses and permits	(10,130)		(10,269)	
Property insurance	(37,700)		(35,070)	
Miscellaneous insurance	(43,108)		(37,598)	
Interest on mortgage notes payable	(270,691)		(368,780)	
Mortgage service fee	(13,344)		(14,535)	
Supportive services	(74,086)		(74,740)	
Tenant security deposits	(1,348)		635	
	(1,309,232)	-	(1,352,716)	-
Net Cash Provided by (Used in) Operating Activities	512,552	884	469,802	739
Cash Flows from Investing Activities:				
Additions to rental property	(154,818)		(188,817)	
Deposits to real estate tax escrow	(144,956)		(141,156)	
Withdrawals from real estate tax escrow	141,864		135,270	
Deposits to insurance escrow	(24,300)		(39,865)	
Withdrawals from insurance escrow	37,700		35,071	
Deposits to reserve for replacement	(67,348)		(62,153)	
Withdrawals from reserve for replacement	-		7,031	
Deposits to other restricted deposits	(14,187)		(10,899)	
Withdrawals from other restricted deposits	8,242		4,362	
	(217,803)	-	(261,156)	-
Cash Flows from Financing Activities:				
Mortgage principal payments	(248,228)		(229,938)	
Surplus cash transferred	(50,133)	50,133	(50,133)	50,133
Surplus cash distributions paid to partners		(50,591)		(50,722)
Payment of extension fees	-		(37,700)	
	(298,361)	(458)	(317,771)	(589)
Net Increase (Decrease) in Cash and Cash Equivalents	(3,612)	426	(109,125)	150
Cash and Cash Equivalents at January 1	162,781	5,344	271,906	5,194
Cash and Cash Equivalents at December 31	$ 159,169	$ 5,770	$ 162,781	$ 5,344

See notes to financial statements.

PRINCE STREET TOWERS LIMITED PARTNERSHIP
A LIMITED PARTNERSHIP

PHFA PROJECT NO. R-414-8E

STATEMENTS OF CASH FLOWS

	Years Ended December 31,			
	2006		2005	
	Operating	Entity	Operating	Entity
Reconciliation of Net Income (Loss) to Net Cash Provided by (Used in) Operating Activities:				
Net Income (Loss)	$ (111,677)	$ 884	$ (70,307)	$ 739
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by (Used in) Operating Activities:				
Depreciation	405,114		392,684	
Amortization	4,039		4,039	
Decrease (increase) in:				
Accounts receivable - resident	(1,491)		2,720	
Accounts receivable - HAP	4		(84)	
Accounts receivable - other	(7,451)		(4,881)	
Prepaid expenses	(4,102)		3,407	
Tenants' security deposits	(476)		(530)	
Increase (decrease) in:				
Accounts payable - operations	(932)		(14,222)	
Accrued expenses	(1,027)		6,695	
Accrued mortgage interest payable	235,775		143,405	
Tenants' security deposits payable	(872)		1,165	
Rents received in advance	(4,352)		5,711	
	624,229	-	540,109	-
Net Cash Provided by (Used in) Operating Activities	$ 512,552	$ 884	$ 469,802	$ 739

See notes to financial statements.

PRINCE STREET TOWERS LIMITED PARTNERSHIP
A LIMITED PARTNERSHIP

PHFA PROJECT NO. R-414-8E

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2006 AND 2005

A. Organization

The Partnership was formed as a limited partnership under the laws of the Commonwealth of Pennsylvania on December 21, 1989, for the purpose of purchasing and operating a rental housing project under the rules and regulations of the Pennsylvania Housing Finance Agency (PHFA). The project, which operates under the name Lancaster House North, has 200 rental units and is located in Lancaster, Pennsylvania.

The Partnership is owned 1% by the general partners and 99% by the limited partners. Allocations of cash distributions, equity transactions and net income and losses are made in accordance with the Partnership Agreement.

B. Summary of Significant Accounting Policies

Fixed Assets
Fixed assets are recorded on the basis of cost. Depreciation is computed generally by the straight-line method over the estimated useful lives of the related assets.

Cash and Cash Equivalents - Operations
Cash and cash equivalents include all cash balances and highly liquid short-term investments, if any, with a maturity of three months or less when purchased. The carrying amount of cash equivalents approximates fair value.

Intangible Assets
Deferred finance costs are amortized over the appropriate loan period on a straight-line basis.

Income Taxes
The Partnership is not taxable as such. Instead, each partner reports his distributive share of the Partnership's profits or losses on his personal income tax return.

For income tax purposes, the rental property is depreciated using lives and accelerated methods as permitted by the Internal Revenue Code.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those based on the estimates and assumptions.

Cash Distributions
Cash distributions are limited by the Regulatory Agreement between the Partnership and PHFA to $50,133 per year to the extent of "surplus cash" as defined by PHFA. Undistributed amounts are cumulative and may be distributed in subsequent years if future operations provide surplus cash in excess of current requirements. Surplus cash in excess of amounts necessary for allowable distributions is required to be applied to the accrued interest and principal on the second mortgage note.

B. Summary of Significant Accounting Policies (continued)

Accounts Receivable - Resident
Residents' receivables are evaluated by management to determine possible uncollectible accounts. The allowance for doubtful accounts was $564 at December 31, 2006 and 2005.

Advertising
Advertising costs are expensed as incurred.

C. Mortgage Notes Payable

The first mortgage note, in the amount of $2,532,239, is payable to PHFA and secured by a deed of trust on the rental property. The note bears interest at the rate of 7.954% per annum. Principal and interest are payable by the Partnership in equal, monthly installments of $39,118 to April 2014. In addition to the interest charge, PHFA requires the Partnership to pay a service fee of 1/2 of 1% per annum of the outstanding principal balance.

The second mortgage note, in the amount of $3,771,554, is payable to PHFA and is secured by a deed of trust on the rental property. The note is subject to an annual interest rate of 6.5%, compounded annually. The note is repayable from excess surplus cash, with payments first being applied to accrued interest and any remaining balances to principal. Interest payments totaling $49,500 and $129,300 were made during 2006 and 2005, respectively. The unpaid principal balance plus all accrued and unpaid interest is due on the later of the maturity date of the first mortgage note or the maturity date of any indebtedness secured by a first mortgage on the rental property the proceeds of which are used in whole or in part to repay the first mortgage prior to its maturity date.

Principal payments on the first and second mortgage notes are due as follows:

Year Ended December 31,	Principal Due
2007	$ 267,972
2008	289,287
2009	312,297
2010	337,137
2011	363,953
Thereafter	4,733,147

Under agreements with PHFA, the Partnership is required to make monthly escrow deposits for taxes, insurance and reserve for the replacement of project assets, and is subject to restrictions as to operating policies, rental charges, operating expenditures and distributions to partners.

The liability of the Partnership under the mortgage notes is limited to the underlying value of the real estate collateral, plus other amounts deposited with PHFA.

D. Management Fee

The management agreement with Housing Development Corporation of Lancaster provides for a management fee equal to 4.98% of the project's rental collections.

E. Housing Assistance Payment (HAP) Contracts

The Partnership recorded $1,185,280 and $1,204,567 of its revenues during 2006 and 2005, respectively, under the terms of a HAP contract, which provides for rental assistance to the Partnership on behalf of low-income tenants who meet certain qualifications.

The terms of the HAP contract outstanding as of December 31, 2006 are as follows:

Contract Number	Units Covered	Expiration Date
PA26-H084-034	200	2/10/2017

F. Concentration of Credit Risk

The Partnership maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts. The Partnership believes it is not exposed to any significant credit risk related to cash based on its periodic evaluation of the stability of the financial institutions where the cash is deposited.

G. Non-Cash Investing Activity

The Partnership incurred costs for building equipment additions of $10,548 and $6,980 which are included in accounts payable - operations at December 31, 2006 and 2005, respectively.

H. Partnership Cash and Cash Equivalents

The general partner maintains an entity level partnership cash and distribution account. Funds contained in this account represent approved surplus cash distributions, transferred from the project operating account, before such funds are distributed according to the terms of the partnership agreement and advances from the general partner. Entity level expenses are disbursed from the partnership entity level account.

Interest earned on cash balances held at the entity level is also considered entity level cash and is to be distributed or used for entity level cash requirements. As such, the cash principal and earned interest are not subject to PHFA surplus cash calculations.

ARMACOST & ORSBORNE, LLP
CERTIFIED PUBLIC ACCOUNTANTS
AND BUSINESS CONSULTANTS

February 2, 2007

Caroline Corayer
PriceWaterhouse Coopers LLP
c/o MMA Financial
101 Arch Street
Boston, MA 02110

RE: 100917 – Prince Street Towers Limited Partnership

Dear Sir or Madam:

In connection with our audit of the financial statements of Prince Street Towers Limited Partnership for the year ending December 31, 2006, an investee of Boston Financial Qualified Housing Tax Credits LP IV whose financial statements are audited by you, we confirm that:

We are independent under the requirements of the American Institute of Certified Public Accountants.

We are aware that the financial statements of Prince Street Towers Limited Partnership, which we audit, are to be included in the financial statements of Boston Financial Qualified Housing Tax Credits LP IV, on which you will report and that your report will rely on and refer to our report.

We are familiar with accounting principles generally accepted in the United States of America and the generally accepted auditing standards promulgated by the American Institute of Certified Public Accountants and will conduct our audit and report in accordance therewith or disclose variations therefrom.

Sincerely,

Armacost & Orsborne, LLP

Armacost & Orsborne, LLP

4909 Cordell Avenue • Bethesda, Maryland 20814 • Voice: 301-986-5760 • Fax: 301-986-4940 • www.aocpas.com

GPFAX

From: Linda Butz [lindab@aocpas.com]
Sent: Thursday, March 01, 2007 2:18 PM
To: GPFAX
Subject: 2006 Prince Street FS and Independence Letter

Attached per your request are the 2006 Prince Street financial statement and Independence letter.

Thanks,

Linda Butz

Contact Information:

Linda Butz
Armacost & Orsborne, LLP
4909 Cordell Avenue
Bethesda, MD 20814
Office (301) 986-5760, ext 100
Fax (301) 986-4940

0604 - 100918 - Anderson - 2/28/07

Financial Statements And
Supporting Data

Sencit Towne House Limited Partnership
(A Limited Partnership)
PHFA Project No. R-389-8E

Years ended December 31, 2006 and 2005

PWC

Sencit Towne House Limited Partnership (A Limited Partnership)

PHFA Project No. R-389-8E

Financial Statements and Supporting Data

CARTER & COMPANY
Certified Public Accountants, LLC

543 Highway 98 East
Suite 201
Destin, Florida 32541
Phone: 850-650-0125
Fax: 850-650-0126

Independent Auditors' Report

To the Partners
Sencit Towne House Limited Partnership (A Limited Partnership)

We have audited the accompanying balance sheets of Sencit Towne House Limited Partnership (A Limited Partnership), PHFA Project No. R-389-8E, as of December 31, 2006 and 2005, and the related statements of profit and loss, changes in partners' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sencit Towne House Limited Partnership as of December 31, 2006 and 2005, and the results of its operations, changes in partners' equity (deficit) and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 21, 2007, our consideration of Sencit Towne House Limited Partnership's internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on financial statements taken as a whole. The supplemental information shown on pages 15-17 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Carter & Company

Destin, Florida
February 21, 2007

Balance Sheets

SENCIT TOWNE HOUSE LIMITED PARTNERSHIP

PHFA PROJECT NO R-389-8E

ASSETS

	December 31, 2006	December 31, 2005
CURRENT ASSETS		
Cash - Operations	$ 183,745	$ 335,500
Cash - Partnership	5,731	656
Accounts and Notes Receivable - Operations	6,336	9,295
Accounts and Notes Receivable - Partnership	3	0
Miscellaneous Prepaid Expenses	92,133	84,450
Total Current Assets	287,948	429,901
TENANT SECURITY DEPOSITS		
Tenant Deposits Held in Trust	51,758	51,296
RESTRICTED DEPOSITS AND FUNDED RESERVES		
Escrow Deposits	139,233	141,182
Replacement Reserve	409,530	477,718
Paint and Decorating Reserve	2,113	5,505
Total Deposits	550,876	624,405
FIXED ASSETS		
Land	502,201	466,334
Buildings and Equipment	12,009,663	11,750,863
Total Fixed Assets	12,511,864	12,217,197
Accumulated Depreciation	(6,300,129)	(5,799,391)
Net Fixed Assets	6,211,735	6,417,806
OTHER ASSETS		
Intangible Assets	13,359	15,052
Total Other Assets	13,359	15,052
Total Assets	$ 7,115,676	$ 7,538,460

The Notes to Financial Statements are an integral part of these Statements.

Balance Sheets

SENCIT TOWNE HOUSE LIMITED PARTNERSHIP

PHFA PROJECT NO R-389-8E

LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

	December 31, 2006	December 31, 2005
CURRENT LIABILITIES		
Accounts Payable - Operations	$ 20,745	$ 16,855
Accounts Payable - Partnership	55,663	42,391
Accounts Payable - Section 8 & Other	130	609
Accrued Wages Payable	8,458	8,330
Accrued Management Fee Payable	280	0
Mortgage Payable - Current Portion	297,966	274,012
Prepaid Revenue	1,111	1,246
Total Current Liabilities	384,353	343,443
Tenant Deposits Held in Trust	50,784	50,560
LONG-TERM LIABILITIES		
Mortgage Payable	1,618,459	1,916,425
Other Mortgages Payable (Long-term)	1,173,481	1,417,779
Other Loans, Notes & Accrued Interest Payable	56,655	46,927
Total Long-Term Liabilities	2,848,595	3,381,131
Total Liabilities	3,283,732	3,775,134
PARTNERS' EQUITY		
Partners' Equity (Deficit)	3,831,944	3,763,326
Total Liabilities and Partners' Equity (Deficit)	$ 7,115,676	$ 7,538,460

Mortgage

The Notes to Financial Statements are an integral part of these Statements.

Comparative Statements of Profit and Loss

PHFA-Housing Management Division

For the Years Ended: December 31, 2006 and 2005		Property #: PHFA PROJECT NO [illegible]	Property Name: SENCIT TOWNE HOUSE LIMITED PARTNERSHIP	
Part I	Description of Account	Acct #	2006	2005
Rental Income	Rental Income	5120	623,965	612,141
	Tenant Assistance Payments	5121	1,276,691	1,288,515
	Stores and Commercial Rent	5140	-	-
	Other Rental Income	5190	-	-
	Rent Concessions	5250	-	-
	Total Rental Income		1,900,656	1,900,656
Vacancies	Vacancies-Apartments	5220	(7,340)	(9,251)
	Vacancies-Commercial	5240	-	-
	Total Vacancy Loss		(7,340)	(9,251)
	Net Rental Income		1,893,316	1,891,405
Interest Income	Interest Income-Operations	5410	13,663	12,999
	Interest Income-Residual Receipts	5430	-	-
	Interest Income-Reserve for Replacement	5440	19,759	19,351
	Interest Income-Painting and Decorating	5450	61	732
	Total Interest Income		33,483	33,082
Other Income	Supportive Service Income	5300	-	-
	Grant Income	5510		
	Service Income	5910	18,227	17,734
	NSF and Late Fees	5920	3,607	2,333
	Miscellaneous Income	5990	30,305	29,635
	Total Other Income		52,139	49,702
	Total Property Income		1,978,938	1,974,189
Administrative Expenses	Advertising and Renting Expense	6210	2,695	4,223
	Office and Telephone Expense	6311	22,529	21,884
	Model Apartment Expense	6312	-	-
	Management Fee (5.5 %)	6320	106,412	105,425
	Legal Expense	6340	-	-
	Audit Expense	6350	8,194	8,194
	Administrative Fee (Section 8 only)	6351	6,000	6,000
	Bad Debts	6370	502	-
	Miscellaneous Administrative Expenses	6390	12,245	9,131
	Total Administrative Expenses		158,577	154,857
Utility Expenses	Fuel	6420	-	332
	Electricity	6450	85,504	84,411
	Water	6451	21,801	20,501
	Gas	6452	111,145	93,324
	Sewer	6453	29,539	27,462
	Total Utility Expenses		247,989	226,030

Comparative Statements of Profit and Loss

Part I (continued)	PHFA-Housing Management Division			
	Description of Account	Acct #	2006	2005
Operating and Maintenance Expenses	Janitor/ Maintenance Supplies	6515	13,916	12,863
	Operating/ Maintenance Contracts	6520	94,923	87,139
	Rubbish Removal	6525	11,803	11,005
	Security Payroll/ Contract	6530	-	-
	Repairs Materials	6541	-	-
	Elevator Maintenance	6545		-
	Heating and Air Conditioning Maintenance	6546	2,990	2,731
	Grounds Maintenance/ Snow Removal	6548	250	1,311
	Painting and Decorating	6560		-
	Vehicle Operation and Repairs	6570	429	476
	Miscellaneous Operating and Maintenance Exp	6590	4,102	3,870
	Total Operating and Maintenance Expenses		128,413	119,395
Payroll Expenses	Office Salaries	6310	30,471	31,299
	Manager Salaries	6330	63,293	67,423
	Administrative Rent Free Unit	6331	9,456	9,456
	Janitor/ Maintenance Payroll	6510	59,399	71,556
	Payroll Taxes	6711	16,245	17,183
	Workmen's Compensation	6722	22,680	27,928
	Health Insurance and Employee Benefits	6723	25,000	22,069
	Total Payroll Expenses		226,544	246,914
Taxes and Insurance	Real Estate Taxes	6710	196,636	186,982
	Property and Liability Insurance	6720	97,262	82,946
	Fidelity Bond Insurance	6721	1,286	762
	Misc Taxes and Insurance,Licenses/Permits	6729	2,447	2,584
	Total Taxes and Insurance Expenses		297,631	273,274
Financial Expenses	Mortgage Interest	6820	271,651	313,199
	PHFA Late Fees	6821		
	Other Interest Payments	6830		
	HUD Mortgage Insurance Premiums	6850		
	PHFA Service Fees	6851	10,347	11,646
	PHFA Self Insurance Fees	6855		
	Other Service Fee	6860		
	Investor Service Fee	6870		
	Miscellaneous Financial Expense	6890	-	-
	Total Financial Expense		281,998	324,845
Supportive Service Expenses	Supportive Service Payroll	6910	25,535	-
	Supportive Service Supplies	6920	1,852	
	Total Supportive Service Expenses		27,387	-
	Total Cost of Operations Before Depreciation		1,368,539	1,345,315
	Profit (Loss) Before Depreciation		610,399	628,874
	Depreciation (Total) - 6600 Specify	6600	500,738	456,687
	Amortization	6610	1,693	1,150
	Operating Profit or (Loss):		107,968	171,037
Entity Expenses	Interest Income-(Entity)	7100	(250)	(201)
	Legal Expenses (Entity)	7120	-	-
	Taxes (Federal-State-Entity)	7130		
	Other Expenses (Entity)	7190	39,600	43,965
	Total Entity Expenses:		39,350	43,764
	Net Profit or (Loss):		68,618	127,273

Part II

1. Total principal payments required under the mortgage, even if payments under a Workout Agreement are less or more than those required under the mortgage	274,012	251,983
2. Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if payments may be temporarily suspended or waived	48,384	48,384

All amounts must be rounded to the nearest dollar, $.50 and over, round up - $.49 and below, round down.

Statements of Partners' Equity (Deficit)

SENCIT TOWNE HOUSE LIMITED PARTNERSHIP

PHFA PROJECT NO R-389-8E

	General Partner	Limited Partner	Total
Partners' Equity (Deficit)- January 1, 2005	$ (23,724)	$ 3,663,059	$ 3,639,335
Net Profit or (Loss)	1,273	126,000	127,273
Distributions	(325)	(2,957)	(3,282)
Partners' Equity (Deficit)- December 31, 2005	(22,776)	3,786,102	3,763,326
Net Profit or (Loss)	686	67,932	68,618
Distributions	-	-	-
Partners' Equity (Deficit)- December 31, 2006	$ (22,090)	$ 3,854,034	$ 3,831,944

The Notes to Financial Statements are an integral part of these Statements.

Statements of Cash Flows

SENCIT TOWNE HOUSE LIMITED PARTNERSHIP

PHFA PROJECT NO R-389-8E

	December 31, 2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:		
Revenues:		
Rental Receipts	$ 1,882,744	$ 1,884,269
Interest Receipts	33,483	33,082
Other Receipts	52,139	49,702
Partnership Receipts	247	201
Total Receipts	1,968,613	1,967,254
Expenses:		
Administrative	52,660	51,371
Management Fee	106,132	108,844
Utilities	249,984	229,907
Salaries and Wages	178,570	173,827
Operating and Maintenance	132,259	121,383
Real Estate Taxes	201,297	191,936
Property Insurance	97,326	81,593
Miscellaneous Taxes and Insurance	67,658	70,526
Tenant Security Deposits	238	181
Interest on First Mortgage	261,923	213,550
Interest on Second Mortgage	0	143,491
Mortgage Insurance Premium	10,347	11,646
Partnership Disbursements	40,815	44,177
Total Disbursements	1,399,209	1,442,432
Net Cash Provided (used) by Operating Activities	569,404	524,822
CASH FLOWS FROM INVESTING ACTIVITIES:		
Net Deposits to the Mortgage Escrow Account	1,949	20,028
Net Deposits to the Reserve for Replacements	68,188	19,699
Net Deposits to Other Reserve	3,392	3,160
Net Purchases of Fixed Assets	(271,303)	(190,316)
Other Investing Activities	0	(17,469)
Partnership Investing Activities	0	2,957
Net Cash Provided (used) by Investing Activities	(197,774)	(161,941)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Mortgage Principal Payments	(274,012)	(251,983)
Proceeds from Mortgages, Loans, or Notes Payable	(244,298)	(202,407)
Distributions	0	(3,282)
Entity Financing Activities	0	0
Net Cash Provided (used) by Financing Activities	(518,310)	(457,672)

The Notes to Financial Statements are an integral part of these Statements.

Statements of Cash Flows - continued

SENCIT TOWNE HOUSE LIMITED PARTNERSHIP

PHFA PROJECT NO R-389-8E

	December 31, 2006	December 31, 2005
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$ (146,680)	$ (94,791)
BEGINNING OF PERIOD CASH	336,156	430,947
CASH AND CASH EQUIVALENTS AT END OF YEAR	$ 189,476	$ 336,156
CASH FLOWS FROM OPERATING ACTIVITIES:		
Net Profit (Loss)	$ 68,618	$ 127,273
Adjustments to reconcile Net Profit (Loss) to Net Cash Provided by Operating Activities:		
Depreciation	500,738	456,687
Amortization	1,693	1,150
Decrease (increase) in:		
Accounts Receivable	2,959	9,939
Prepaid Expenses	(7,683)	(11,132)
Cash Restricted for Tenant Security Deposits	(462)	(683)
Partnership Asset Accounts	(3)	0
Increase (decrease) in:		
Accounts Payable	(4,987)	(9,693)
Accounts Payable - HUD Excess Rents	(479)	609
Accrued Liabilities	408	(6,968)
Accrued Interest Payable	9,728	(43,842)
Tenant Security Deposits Held in Trust	224	502
Prepaid Revenue	(135)	1,192
Partnership Liability Accounts	(1,215)	(212)
	500,786	397,549
Net Cash Provided (used) By Operating Activities	$ 569,404	$ 524,822
Supplemental Information		
Interest Paid	$ 261,923	$ 357,041

The Notes to Financial Statements are an integral part of these Statements.

Note 1 — Organization

Sencit Towne House Limited Partnership (A Limited Partnership) (the "Partnership") was formed as a limited partnership under the laws of the Commonwealth of Pennsylvania on December 21, 1989, for the purpose of operating a two hundred one unit apartment community under Section 236 of the National Housing Act. The project is located in Shillington, Pennsylvania and is currently operating under the name of Sencit Towne House (the "Project"). The Project is regulated by the Pennsylvania Housing Finance Agency ("PHFA") as to rent charges and operating methods. Cash distributions are limited by agreements between the Partnership and PHFA to the extent of surplus cash, as defined.

The Partnership is owned one percent by the General Partners and ninety-nine percent by the Limited Partners. Allocations of cash distributions, capital transactions and net income and losses are made in accordance with the Partnership agreement.

Note 2 — Summary of Significant Accounting Policies

A summary of significant accounting policies is as follows:

Rental Property

Fixed assets are recorded at cost. Depreciation is provided for in amounts sufficient to relate the costs of depreciable assets to operations over their estimated service lives using the straight-line method.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances, bank overdrafts, and highly liquid short-term investments, if any, with a maturity of three months or less when purchased. Cash balances include amounts maintained by the affiliated management company on behalf of affiliated entities in cash concentration accounts. The cash balances also include amounts that are restricted for partner distributions or payment of partnership expenses and are not available for project operations. The carrying amount of cash equivalents approximates fair value.

Interest earned on cash balances held at the entity level is also considered entity level cash and is to be distributed or used for entity level cash.

Accounts Receivable and Bad Debts

Tenant receivables are reported net of an allowance for doubtful accounts. Management's estimate of the allowance is based on historical collection experience and a review of the current status of tenant accounts receivable. It is reasonably possible that management's estimate of the allowance will change.

Income Taxes

No income tax provision has been included in the financial statements since profit or loss of the Partnership is required to be reported by the respective partners on their income tax returns.

Note 2 — Summary of Significant Accounting Policies — continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and the tenants of the property are operating leases.

Cash Distributions

Cash distributions are limited by the Regulatory Agreement between the Partnership and PHFA to $45,644 per year to the extent of "surplus cash" as defined by PHFA. Undistributed amounts are cumulative and may be distributed in subsequent years if future operations provide surplus cash in excess of current requirements. Surplus cash in excess of amounts necessary for allowable distributions is required to be applied to the accrued interest and principal on the second mortgage note.

Intangibles Assets

Intangible assets represent primarily prepaid finance fees with an initial cost of $16,202 that are being amortized by the straight-line method over the term of the mortgage.

Note 3 — Mortgage Payable

The mortgage payable is insured by the Pennsylvania Housing Finance Agency ("PHFA"). The note is secured by a deed of trust on the fixed assets. The note bears interest at the rate of 8.742 percent per annum. Principal and interest are payable by the Partnership in equal monthly installments of $38,794 through April 1, 2012. In addition to the interest charge, PHFA requires the Partnership to pay a service fee of one-half of one percent of the outstanding principal balance. Interest expense totaled $191,520 and $213,550 during 2006 and 2005, respectively. The principal balance was $1,916,425 and $2,190,437 at December 31, 2006 and 2005, respectively.

The second mortgage note, also insured by the PHFA, bears interest at the rate of six and one-half percent per annum, and is secured by a deed of trust on the rental property. The note is repayable from excess surplus cash, with payments first being applied to accrued interest and any remaining balances to principal. Interest expense totaled $80,131 and $99,649 during 2006 and 2005, respectively. The unpaid principal balance plus all accrued and unpaid interest was due on December 27, 2004; however, the maturity date of this note was extended on December 15, 2004, for an additional period not to exceed the maturity date of the first mortgage note. The principal balance was $1,173,481 and $1,417,779 at December 31, 2006 and 2005, respectively. The accrued interest balance was $56,655 and $46,927 at December 31, 2006 and 2005, respectively.

Note 3 — Mortgage Payable — continued

Under agreements with PHFA, the Partnership is required to make monthly escrow deposits for taxes, insurance and replacement of project assets, and is subject to restrictions as to operating policies, rental charges, operating expenditures, and distributions to partners. The liability of the Partnership under the mortgage note is limited to the underlying value of the real estate collateral, and other amounts deposited with PHFA.

Principal payments on the first and second mortgage notes are due as follows:

2007	$ 297,966
2008	324,014
2009	352,339
2010	383,141
2011	416,645
Thereafter	1,315,801
	$ 3,089,906

Note 4— Related Party Transactions

NHPMN Management, LLC ("NHPMN"), the managing agent, is an indirectly owned subsidiary of Apartment Investment and Management Company ("AIMCO"), which is an affiliate of the General Partner of the Partnership. Personnel working at the project are employees of an affiliate of AIMCO. The Partnership reimburses the affiliates for the actual salaries and related benefits, as reflected in the accompanying financial statements. The Partnership has a management agreement with NHPMN to provide services related to leasing vacant units, billing and collection of rents and preparing financial data on the day-to-day site operations.

Following are the related party transactions for the described services provided to the project by the General Partner and/or its affiliate:

Related Party Transactions	Amount 2006	Amount 2005
General Partner and/or its affiliates:		
Property management fee	$ 106,412	$ 105,425
Computer fee	$ 6,000	$ 6,000
Construction management fees	$ 14,487	$ 9,625
Group purchasing vendor discount	$ 918	$ 620
General Partner reimbursements	$ 29,728	$ 34,487
Interest on corporate accounts receivable	$ 4,717	$ 3,285
Risk management services	$ 85,693	$ 19,748

Risk Management Services

Beginning in 2001, the Partnership began insuring its properties up to certain limits through coverage provided by AIMCO which is generally self-insured for a portion of losses and liabilities related to workers compensation, property casualty and vehicle liability. The Partnership insures above the AIMCO limits through insurance policies obtained from insurers unaffiliated with the general partner.

Note 4 - Related Party Transactions – continued

General Partner Reimbursement

During the year, an affiliate of the General Partner charged the Partnership for reimbursement of accountable administrative expenses. These reimbursements are payable from available surplus cash.

Construction Management Fee

An affiliate of AIMCO charges a fee to the Partnership related to construction management services provided by AIMCO and its affiliates. The fee is calculated based on a percentage of additions to fixed assets. This fee is payable from available surplus cash. This fee has been capitalized as part of fixed assets.

Note 5 - Management Fee

The management agreement with NHPMN Management, LLC provides for a management fee equal to five and one-half percent of the project's rental collections.

Note 6 - Uncertainty - HUD Housing Assistance Payment (HAP) Contract

The Partnership recorded $1,276,691 and $1,288,515 of its revenues during 2006 and 2005, respectively under the terms of HAP contract, which provides for rental assistance to the Partnership on behalf of low-income tenants who meet certain qualifications. The Partnership's future intentions and the future changes in HUD regulations and the appropriations of related funds are uncertain, and accordingly, it is not possible to determine the ultimate impact of the HAP contract on the operations of the Partnership. The current contract expires February 1, 2018.

Note 7 — Concentration of Credit Risk

The Partnership maintains its cash in bank deposits accounts which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts. The Partnership believes it is not exposed to any significant credit risk related to cash based on its periodic evaluation of the stability of the financial institutions where the cash is deposited.

Note 8 — Partnership Cash and Cash Equivalents

The General Partner maintains an entity level partnership cash and distribution account. Funds contained in this account represent approved surplus cash distributions, transferred from the project operating account, before such funds are distributed according to the terms of the partnership agreement and advances from the General Partner. Entity level expenses are disbursed from the partnership entity level account.

Interest earned on cash balances held at the entity level is also considered entity level cash and is to be distributed or used for entity level cash requirements. As such, the cash principal and earned interest are not subject to PHFA surplus cash calculations.

Note 9 — Other Matters

AIMCO Properties L.P. and NHP Management Company, both affiliates of the Managing General Partner, are defendants in a lawsuit alleging that they willfully violated the Fair Labor Standards Act ("FLSA") by failing to pay maintenance workers overtime for all hours worked in excess of forty per week. The complaint, filed in the United States District Court for the District of Columbia, attempts to bring a collective action under the FLSA and seeks to certify state subclasses in California, Maryland, and the District of Columbia. Specifically, the plaintiffs contend that AIMCO Properties L.P. and NHP Management Company failed to compensate maintenance workers for time that they were required to be "on-call." Additionally, the complaint alleges AIMCO Properties L.P. and NHP Management Company failed to comply with the FLSA in compensating maintenance workers for time that they worked in excess of forty hours in a week. In June 2005, the Court conditionally certified the collective action on both the on-call and overtime issues. Approximately 1,049 individuals opted into the class. The defendants moved to decertify the collective action on both issues and that issue is now fully briefed. The defendants anticipate that the Court will soon set oral argument on the defendants' decertification motion. Because the Court denied plaintiffs' motion to certify state subclasses, in September 2005, the plaintiffs filed a class action with the same allegations in the Superior Court of California (Contra Costa County), and, in November 2005, in Montgomery County Maryland Circuit Court. The California and Maryland cases have been stayed pending the outcome of the decertification motion in the District of Columbia case. Although the outcome of any litigation is uncertain, AIMCO Properties, L.P. does not believe that the ultimate outcome will have a material adverse effect on its consolidated financial condition or results of operations. Similarly, the Managing General Partner does not believe that the ultimate outcome will have a material adverse effect on the Partnership's financial condition or results of operations.

Supplemental Information

Supplemental Schedules

SENCIT TOWNE HOUSE LIMITED PARTNERSHIP

PHFA PROJECT NO R-389-8E

FOR THE YEAR ENDED DECEMBER 31, 2006

Accounts and Notes Receivable (other than regular tenants)

Transportation services - CK	$ 1,267
Miscellaneous	967
Ancillary revenues - Sprint, Cingular, MacGray	4,102
	$ 6,336

Accounts Receivable

	Number of Tenants		Amount Past Due
Delinquent 30 days	0		$ 0
Delinquent 31-60 days	0	NONE	0
Delinquent 61-90 days	0		0
Delinquent over 90 days	0		0
			0
Less allowance for bad debt, calculated as all tenant receivables delinquent more than 30 days.			0
			$ 0

Itemization of Operating Payables

Utilities	$ 6,303
Other maintenance items	259
Capitalized assets	8,877
Audit fees	5,306
	-
	$ 20,745

	Tax and Insurance	Paint Reserve	Replacement Reserve
Beginning Balance, January 1, 2006	$ 141,182	$ 5,505	$ 477,718
Monthly Deposits:			
Deposits during 12 month period	296,461	8,460	48,384
Interest earned		61	19,759
Payment for taxes and insurance	(298,410)		
Withdrawals		(11,913)	(136,331)
Refund to project operating cash			
Ending Balance, December 31, 2006	$ 139,233	$ 2,113	$ 409,530

Supplemental Schedules

SENCIT TOWNE HOUSE LIMITED PARTNERSHIP

PHFA PROJECT NO R-389-8E

FOR THE YEAR ENDED DECEMBER 31, 2006

CHANGES IN FIXED ASSETS

	Balance 01/01/06	Additions	Disposals	Balance 12/31/06
Land	$ 466,334	$ 35,867	$ 0	$ 502,201
Buildings	11,171,077	105,419	0	11,276,496
Building Equipment (Portable)	111,755	32,980	0	144,735
Furniture for Project	412,100	0	0	412,100
Furnishings	15,596	116,634	0	132,230
Office Furniture and Equipment	18,389	3,028	0	21,417
Maintenance Equipment	21,946	552	0	22,498
Motor Vehicles	0	0	0	0
Miscellaneous Fixed Assets	0	187	0	187
	$ 12,217,197	$ 294,667	$ 0	$ 12,511,864
Accumulated Depreciation	$ 5,799,391	$ 500,738	$ 0	$ 6,300,129

DETAIL OF ADDITIONS

Sidewalk/landings	$ 5,490
Landscaping	21,842
Fencing	8,536
Plumbing	3,068
HVAC	5,474
Cabinets	19,100
Insulation	3,019
Countertops	2,818
Capitalized management fee	14,488
Carpet	6,858
Doors	1,728
Windows	3,941
Painting	3,140
Structural	43,245
Capitalized payroll	11,483
Security equipment	14,341
Furnishings	7,422
Appliances	5,884
Office computer	3,027
Interior decorations	109,211
Maintenance equipment	552
	$ 294,667

Supplemental Schedules

SENCIT TOWNE HOUSE LIMITED PARTNERSHIP

PHFA PROJECT NO R-389-8E

FOR THE YEAR ENDED DECEMBER 31, 2006

SURPLUS CASH CALCULATION

Add		
Line No. 1 Cash-Operations	$	183,745
Line No. 2 Tenant Security Deposits		51,758
Line No. 3 Accounts Receivable-HAP		-
Line No. 4 Accounts Receivable-Tenants		-
Line No. 5 Accounts Receivable-Other		6,336
Total	$	241,839
Less		
Line No. 6 Accounts Payable-Operations	$	20,745
Line No. 7 Accrued Expenses		8,868
Line No. 8 Delinquent Mortgage Principal Payments		0
Line No. 9 Delinquent Mortgage Interest Payments		0
Line No. 10 Delinquent Res. For Replacement Payments		0
Line No. 11 Delinquent Tax Escrow Payments		0
Line No. 12 Delinquent Insurance Escrow Payments		0
Line No. 13 Delinquent Service Fee		0
Line No. 14 Delinquent Self Insurance Fee		0
Line No. 15 Delinquent Late Fees		0
Line No. 16 Prepaid Rents		1,111
Line No. 17 Tenant Security Deposits		50,784
Line No. 18 Other Liabilities - Tax and Insurance Escrow Shortage		0
Total Current Obligations		81,508
Surplus Cash (Deficit) End of Year	$	160,331

RETURN ON EQUITY CALCULATION

a. Distributions unpaid as of the end of the prior fiscal period	$	45,644
b. Annual distribution earned during the fiscal period		45,644
c. Less: Distributions paid during the fiscal period		(45,644)
d. Less: Unauthorized distributions		
e. Cumulative unpaid distributions as of the balance sheet date	$	45,644

CARTER & COMPANY
Certified Public Accountants, LLC

543 Highway 98 East
Suite 201
Destin, Florida 32541
Phone: 850-650-0125
Fax: 850-650-0126

Independent Auditors' Report on Internal Control
Over Financial Reporting and on Compliance and Other Matters
Based on an Audit of Financial Statements Performed in Accordance
With Government Auditing Standards

To the Partners
Sencit Towne House Limited Partnership (A Limited Partnership)

We have audited the financial statements of Sencit Towne House Limited Partnership (A Limited Partnership), PHFA Project No. R-389-8E, as of and for the year ended December 31, 2006, and have issued our report thereon dated February 21, 2007. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Internal Control Over Financial Reporting

In planning and performing our audit, we considered Sencit Towne House Limited Partnership's internal control over financial reporting as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of Sencit Towne House Limited Partnership's internal control over financial reporting.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Partnership's ability to initiate, authorize, record, process, or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Partnership's financial statements that is more than inconsequential will not be prevented or detected by the Partnership's internal control.

A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements will not be prevented or detected by the Partnership's internal control.

Our consideration of internal control over financial reporting was for the limited purpose described in the first paragraph of this section and would not necessarily identify all deficiencies in internal control that might be significant deficiencies or material weaknesses. We did not identify any deficiencies in internal control over financial reporting that we consider to be material weaknesses, as defined above.

Compliance and Other Matters

As part of obtaining reasonable assurance about whether Sencit Towne House Limited Partnership's financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements, noncompliance with which could have a direct and material effect on the determination of financial statements amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance or other matters that are required to be reported under Government Auditing Standards.

This report is intended solely for the information and use of management and the Pennsylvania Housing Finance Agency and is not intended to be and should not be used by anyone other than these specified parties.

Destin, Florida
February 21, 2007

Carter & Company

Sencit Towne House Limited Partnership (A Limited Partnership)

PHFA Project No. R-389-8E

Schedule of Findings and Questioned Costs and
Auditors' Comments on Audit Resolution Matters

December 31, 2006

Schedule of Findings and Questioned Costs

No material findings or questioned costs were noted during the current year audit.

Auditors' Comments on Audit Resolution Matters

There were no uncorrected findings from prior audit reports, program review reports or state agency reports.

Sencit Towne House Limited Partnership (A Limited Partnership)

PHFA Project No. R-389-8E

Lead Auditor Information

December 31, 2006

1. Name and address of lead auditor

   Christine E. Carter
   543 Highway 98 East
   Suite 201
   Destin, FL 32541
   850-650-0125

2. Evidence of licensing for an out-of-state IA.

   Carter & Company, Certified Public Accountants, LLC is licensed to do business in the state in which the audit is performed.

3. IA's Federal Employer ID number 58-2646754

Mortgagor's Certification

We hereby certify that we have examined the accompanying financial statements and supplemental data of Sencit Towne House Limited Partnership (A Limited Partnership,) and, to the best of our knowledge and belief, the same is complete and accurate.

By: The National Housing Partnership

David R. Robertson Date
Executive Vice President

Jon Zatkulak Date
Vice President and Director of
Real Estate Accounting

Partnership Employer Identification Number: 23-2584839
Telephone Number: (303) 757-8101
Sencit Towne House Limited Partnership A Limited Partnership
PHFA Project No.: R-389-8E

Managing Agent's Certification

I hereby certify that I have examined the accompanying financial statements and supplemental data of Sencit Towne House Limited Partnership (A Limited Partnership,) and, to the best of my knowledge and belief, the same is complete and accurate.

MANAGING AGENT
NHPMN Management, LLC
55 Beattie Place
Greenville, SC 29602

Jon Zatkulak Date
Vice President and Director of
Real Estate Accounting

Karen Reichard
Property Manager

Managing Agent Taxpayer
Identification Number:
43-1987682

CARTER & COMPANY

Certified Public Accountants, LLC

543 Highway 98 East
Suite 201
Destin, Florida 32541
Phone: 850-650-0125
Fax: 850-650-0126

Independent Auditors' Report

To the Partners
Sencit Towne House Limited Partnership (A Limited Partnership)

In our opinion, the accompanying balance sheet and the related statement of profit and loss, changes in partners' equity (deficiency) and cash flows present fairly, in all material aspects, the financial position of Sencit Towne House Limited Partnership (A Limited Partnership) as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Carter & Company

Destin, Florida
February 21, 2007

Sencit Towne House Limited Partnership

A.K.A. Sencit Towne House

Project No.: PHFA R-389-8E

December 31, 2006

MANAGEMENT AGENT CERTIFICATION

I hereby certify that I have examined the accompanying financial statements and supplemental data of Sencit Towne House Limited Partnership and to the best of my knowledge and belief, the same is complete and accurate.

By: NHPMN Management, LLC
its Managing Agent

By: Jon Zatkulak

Jon Zatkulak
Vice President

Management Agent Employer Identification Number: 43-1987682

SENCIT TOWNE HOUSE LIMITED PARTNERSHIP
A.K.A. SENCIT TOWNE HOUSE

PROJECT NO.: PHFA R-389-8E

DECEMBER 31, 2006

CERTIFICATION OF PARTNERS

We hereby certify that we have examined the accompanying financial statements and supplemental data of Sencit Towne House Limited Partnership, and, to the best of our knowledge and belief, the same is complete and accurate.

SENCIT TOWNE HOUSE LIMITED PARTNERSHIP,
a Pennsylvania limited partnership

By: NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS,
a District of Columbia corporation,
its general partner

By: ______________________
Kathleen Danilchick
Senior Vice President

By: ______________________
Jon Zatkulak
Vice President

Partnership Employer Identification Number: 232584838

0604 - 100916 - Anderson - 3/26/07

Revised

Financial Statements And
Supporting Data

Allentown Towne House Limited Partnership
(A Limited Partnership)
PHFA Project No. R-187-8E

Years Ended December 31, 2006 and 2005

w/ Revised Statement
of Partners Equity

PWC

Allentown Towne House Limited Partnership (A Limited Partnership)

PHFA Project No. R-187-8E

Financial Statements and Supporting Data

CARTER & COMPANY
Certified Public Accountants, LLC

543 Highway 98 East
Suite 201
Destin, Florida 32541
Phone: 850-650-0125
Fax: 850-650-0126

Independent Auditors' Report

To the Partners
Allentown Towne House Limited Partnership (A Limited Partnership)

We have audited the accompanying balance sheets of Allentown Towne House Limited Partnership (A Limited Partnership), PHFA Project No. R-187-8E, as of December 31, 2006 and 2005, and the related statements of profit and loss, changes in partners' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Allentown Towne House Limited Partnership at December 31, 2006 and 2005, and the results of its operations, changes in partners' equity (deficit) and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 21, 2007, on our consideration of Allentown Towne House Limited Partnership's internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information shown on pages 15-17 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Carter & Company

Destin, Florida
February 21, 2007

Balance Sheets

ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP

PHFA Project No. R-187-8E

ASSETS

	December 31, 2006	December 31, 2005
CURRENT ASSETS		
Cash - Operations	$ 258,133	$ 185,060
Cash - Partnership	2,542	1,200
Tenant Accounts Receivable	743	471
Accounts Receivable - HUD	1,457	966
Accounts and Notes Receivable - Operations	4,959	9,648
Accounts and Notes Receivable - Partnership	2	0
Miscellaneous Prepaid Expenses	76,449	73,376
Total Current Assets	344,285	270,721
TENANT SECURITY DEPOSITS		
Tenant Deposits Held in Trust	39,944	39,115
RESTRICTED DEPOSITS AND FUNDED RESERVES		
Escrow Deposits	124,901	126,769
Replacement Reserve	480,210	430,918
Paint and Decorating Reserve	112,500	104,135
Total Deposits	717,611	661,822
FIXED ASSETS		
Land	354,670	337,300
Buildings and Equipment	9,432,191	9,358,806
Total Fixed Assets	9,786,861	9,696,106
Accumulated Depreciation	(4,517,157)	(4,160,008)
Net Fixed Assets	5,269,704	5,536,098
OTHER ASSETS		
Intangible Assets	25,882	28,366
Total Other Assets	25,882	28,366
Total Assets	$ 6,397,426	$ 6,536,122

The Notes to Financial Statements are an integral part of these Statements.

Balance Sheets

ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP

PHFA Project No. R-187-8E

LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

	December 31,	
	2006	2005
CURRENT LIABILITIES		
Accounts Payable - Operations	$ 25,098	$ 1,650
Accounts Payable - Partnership	31,639	33,978
Accrued Wages Payable	6,241	5,706
Accrued Management Fee Payable	866	0
Mortgage Payable - Current Portion	158,848	146,114
Prepaid Revenue	2,612	2,167
Total Current Liabilities	225,304	189,615
Tenant Deposits Held in Trust	39,782	38,930
LONG-TERM LIABILITIES		
Mortgage Payable	2,367,199	2,526,047
Other Mortgages Payable (Long-term)	3,085,127	3,085,127
Other Loans, Notes & Accrued Interest Payable	603,106	525,154
Total Long-Term Liabilities	6,055,432	6,136,328
Total Liabilities	6,320,518	6,364,873
PARTNERS' EQUITY		
Partners' Equity (Deficit)	76,908	171,249
Total Liabilities and Partners' Equity (Deficit)	$ 6,397,426	$ 6,536,122

The Notes to Financial Statements are an integral part of these Statements.

Comparative Statements of Profit and Loss

PHFA-Housing Management Division

For the Years Ended: December 31, 2006 and 2005		Property #: PHFA Project No. R-187-8E	Property Name: ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP	
Part I	Description of Account	Acct #	2006	2005
Rental Income	Rental Income	5120	383,927	360,199
	Tenant Assistance Payments	5121	976,840	978,042
	Stores and Commercial Rent	5140	-	-
	Other Rental Income	5190	-	-
	Rent Concessions	5250	-	-
	Total Rental Income		1,360,767	1,338,241
Vacancies	Vacancies-Apartments	5220	(16,492)	(9,187)
	Vacancies-Commercial	5240	-	-
	Total Vacancy Loss		(16,492)	(9,187)
	Net Rental Income		1,344,275	1,329,054
Interest Income	Interest Income-Operations	5410	10,289	5,695
	Interest Income-Residual Receipts	5430	-	-
	Interest Income-Reserve for Replacement	5440	19,120	16,692
	Interest Income-Painting and Decorating	5450	2,288	1,413
	Total Interest Income		31,697	23,800
Other Income	Supportive Service Income	5300	-	-
	Grant Income	5510		
	Service Income	5910	14,238	12,222
	NSF and Late Fees	5920	1,519	1,547
	Miscellaneous Income	5990	25,133	23,904
	Total Other Income		40,890	37,673
	Total Property Income		1,416,862	1,390,527
Administrative Expenses	Advertising and Renting Expense	6210	1,535	1,225
	Office and Telephone Expense	6311	13,873	14,633
	Model Apartment Expense	6312	-	-
	Management Fee (5.5 %)	6320	75,501	73,939
	Legal Expense	6340	-	-
	Audit Expense	6350	8,194	8,194
	Administrative Fee (Section 8 only)	6351	6,000	6,000
	Bad Debts	6370	190	774
	Miscellaneous Administrative Expenses	6390	11,785	5,329
	Total Administrative Expenses		117,078	110,094
Utility Expenses	Fuel	6420	-	-
	Electricity	6450	34,322	33,625
	Water	6451	13,327	14,483
	Gas	6452	-	382
	Sewer	6453	9,185	10,037
	Total Utility Expenses		56,834	58,527

Comparative Statements of Profit and Loss

Part I (continued) — PHFA-Housing Management Division

	Description of Account	Acct #	2006	2005
Operating and Maintenance Expenses	Janitor/ Maintenance Supplies	6515	8,491	16,738
	Operating/ Maintenance Contracts	6520	43,955	22,412
	Rubbish Removal	6525	6,977	4,766
	Security Payroll/ Contract	6530	-	-
	Repairs Materials	6541	-	-
	Elevator Maintenance	6545		-
	Heating and Air Conditioning Maintenance	6546	169	-
	Grounds Maintenance/ Snow Removal	6548	1,261	3,486
	Painting and Decorating	6560		-
	Vehicle Operation and Repairs	6570	4	-
	Miscellaneous Operating and Maintenance Exp	6590	4,328	10,330
	Total Operating and Maintenance Expenses		65,185	57,732
Payroll Expenses	Office Salaries	6310	25,370	29,675
	Manager Salaries	6330	37,789	37,381
	Administrative Rent Free Unit	6331	8,364	8,364
	Janitor/ Maintenance Payroll	6510	32,876	13,242
	Payroll Taxes	6711	9,137	10,336
	Workmen's Compensation	6722	14,267	19,482
	Health Insurance and Employee Benefits	6723	36,407	31,881
	Total Payroll Expenses		164,210	150,361
Taxes and Insurance	Real Estate Taxes	6710	185,982	197,809
	Property and Liability Insurance	6720	48,130	42,260
	Fidelity Bond Insurance	6721	1,025	606
	Misc Taxes and Insurance,Licenses/Permits	6729	6,955	14,006
	Total Taxes and Insurance Expenses		242,092	254,681
Financial Expenses	Mortgage Interest	6820	460,332	468,539
	PHFA Late Fees	6821		
	Other Interest Payments	6830		
	HUD Mortgage Insurance Premiums	6850		
	PHFA Service Fees	6851	13,039	13,732
	PHFA Self Insurance Fees	6855		
	Other Service Fee	6860		
	Investor Service Fee	6870		
	Miscellaneous Financial Expense	6890	500	500
	Total Financial Expense		473,871	482,771
Supportive Service Expenses	Supportive Service Payroll	6910		-
	Supportive Service Supplies	6920		
	Total Supportive Service Expenses			-
	Total Cost of Operations Before Depreciation		1,119,270	1,114,166
	Profit (Loss) Before Depreciation		297,592	276,361
	Depreciation (Total) - 6600 Specify	6600	357,149	348,163
	Amortization	6610	2,484	2,485
	Operating Profit or (Loss):		(62,041)	(74,287)
Entity Expenses	Interest Income-(Entity)	7100	(439)	(256)
	Legal Expenses (Entity)	7120	-	-
	Taxes (Federal-State-Entity)	7130		
	Other Expenses (Entity)	7190	32,739	40,502
	Total Entity Expenses:		32,300	40,246
	Net Profit or (Loss):		(94,341)	(114,533)

Part II

1 Total principal payments required under the mortgage, even if payments under a Workout Agreement are less or more than those required under the mortgage	146,114	134,400
2 Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if payments may be temporarily suspended or waived	30,172	29,724

All amounts must be rounded to the nearest dollar, $.50 and over, round up - $.49 and below, round down

Statements of Partners' Equity (Deficit)

ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP

PHFA Project No. R-187-8E

		General Partner		Limited Partner		Total
Partners' Equity (Deficit)- January 1, 2005	$	(45,649)	$	341,675	$	296,026
Net Profit or (Loss)		(1,145)		(113,388)		(114,533)
Distributions		(1,014)		(9,230)		(10,244)
Partners' Equity (Deficit)- December 31, 2005		(47,808)		219,057		171,249
Net Profit or (Loss)		(943)		(93,398)		(94,341)
Distributions		-		-		-
Partners' Equity (Deficit)- December 31, 2006	$	(48,751)	$	125,659	$	76,908

The Notes to Financial Statements are an integral part of these Statements.

Statements of Cash Flows

ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP

PHFA Project No. R-187-8E

	December 31, 2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:		
Revenues		
Rental Receipts	$ 1,335,593	$ 1,318,162
Interest Receipts	31,697	23,800
Other Receipts	40,890	37,673
Partnership Receipts	437	256
Total Receipts	1,408,617	1,379,891
Expenses		
Administrative	39,786	36,693
Management Fee	74,635	76,242
Utilities	53,822	61,151
Salaries and Wages	95,500	82,664
Operating and Maintenance	61,983	60,355
Real Estate Taxes	187,748	188,076
Property Insurance	44,748	46,062
Miscellaneous Taxes and Insurance	67,791	76,311
Tenant Security Deposits	(23)	(276)
Interest on First Mortgage	232,880	244,592
Interest on Second Mortgage	149,500	120,549
Mortgage Insurance Premium	13,039	13,732
Miscellaneous Financial	500	500
Partnership Disbursements	36,385	26,253
Total Disbursements	1,058,294	1,032,904
Net Cash Provided (used) by Operating Activities	350,323	346,987
CASH FLOWS FROM INVESTING ACTIVITIES:		
Net Deposits to the Mortgage Escrow Account	1,868	852
Net Deposits to the Reserve for Replacements	(49,292)	7,459
Net Deposits to Other Reserve	(8,365)	(6,556)
Net Purchases of Fixed Assets	(74,005)	(138,647)
Partnership Investing Activities	0	(21,621)
Net Cash Provided (used) by Investing Activities	(129,794)	(158,513)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Mortgage Principal Payments	(146,114)	(134,400)
Distributions	0	(10,244)
Net Cash Provided (used) by Financing Activities	(146,114)	(144,644)

The Notes to Financial Statements are an integral part of these Statements.

Statements of Cash Flows - continued

ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP

PHFA Project No. R-187-8E

		December 31, 2006		2005
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$	74,415	$	43,830
BEGINNING OF PERIOD CASH		186,260		142,430
CASH AND CASH EQUIVALENTS AT END OF YEAR	$	260,675	$	186,260
CASH FLOWS FROM OPERATING ACTIVITIES:				
Net Profit (Loss)	$	(94,341)	$	(114,533)
Adjustments to reconcile Net Profit (Loss) to Net Cash Provided by Operating Activities:				
Depreciation		357,149		348,163
Amortization		2,484		2,485
Decrease (increase) in:				
Accounts Receivable		3,926		1,389
Prepaid Expenses		(3,073)		3,106
Cash Restricted for Tenant Security Deposits		(829)		(1,311)
Partnership Asset Accounts		(2)		0
Increase (decrease) in:				
Accounts Payable		8,005		(6,560)
Accrued Liabilities		1,401		(4,669)
Accrued Interest Payable		77,952		103,398
Tenant Security Deposits Held in Trust		852		1,587
Prepaid Revenue		445		(317)
Partnership Liability Accounts		(3,646)		14,249
		444,664		461,520
Net Cash Provided (used) By Operating Activities	$	350,323	$	346,987
Supplemental Information				
Interest Paid	$	382,380	$	365,141

The Notes to Financial Statements are an integral part of these Statements.

Note 1 — Organization

Allentown Towne House Limited Partnership (A Limited Partnership) (the "Partnership") was formed as a Limited Partnership under the laws of the Commonwealth of Pennsylvania on December 21, 1989, for the purpose of operating a one hundred sixty unit apartment community under the rules and regulations of the Pennsylvania Housing Finance Agency ("PHFA"). The project is located in Allentown, Pennsylvania and is currently operating under the name of Allentown Towne House (the "Project"). Cash distributions are limited by agreements between the Partnership and PHFA. Profits and losses are allocated as follows:

The Partnership is owned one percent by the General Partners and ninety-nine percent by the Limited Partners. Allocations of cash distributions, capital transactions and net income and losses are made in accordance with the Partnership agreement.

Note 2 — Summary of Significant Accounting Policies

A summary of significant accounting policies are as follows:

Rental Property

Fixed assets are recorded at cost. Depreciation is provided for in amounts sufficient to relate the costs of depreciable assets to operations over their estimated service lives using the straight-line method.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances, bank overdrafts, and highly liquid short term investments, if any, with a maturity of three months or less when purchased. Cash balances include amounts maintained by the affiliated management company on behalf of affiliated entities in cash concentration accounts. The cash balances also include amounts that are restricted for partner distributions or payment of partnership expenses and are not available for project operations. The carrying amount of cash equivalents approximates fair value.

Interest earned on cash balances held at the entity level is also considered entity level cash and is to be distributed or used for entity level cash requirements. As such, the cash principal and earned interest are not subject to PHFA surplus cash calculations.

Accounts Receivable and Bad Debts

Tenant receivables are reported net of an allowance for doubtful accounts. Management's estimate of the allowance is based on historical collection experience and a review of the current status of tenant accounts receivable. It is reasonably possible that management's estimate of the allowance will change.

Income Taxes

No income tax provision has been included in the financial statements since profit or loss of the Partnership is required to be reported by the respective partners on their income tax returns.

Note 2 — Summary of Significant Accounting Policies — continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and the tenants of the property are operating leases.

Cash Distributions

Cash distributions are limited by the Regulatory Agreement between the Partnership and PHFA to $37,289 per year to the extent of "surplus cash" as defined by PHFA. Undistributed amounts are cumulative and may be distributed in subsequent years if future operations provide surplus cash in excess of current requirements. Surplus cash in excess of amounts necessary for allowable distributions is required to be applied to the accrued interest and principal on the second mortgage note.

Intangible Assets

Intangible assets represent primarily prepaid finance fees with an initial cost of $30,851 that are being amortized over the term of the second mortgage.

Note 3 — Mortgage Payable

The first mortgage payable is held by the Pennsylvania Housing Finance Agency ("PHFA"). The note is secured by a deed of trust on the fixed assets. The note bears interest at the rate of 8.715 percent per annum. Principal and interest are payable by the Partnership in equal monthly installments of $31,582 through May 28, 2017. In addition to the interest charge, PHFA requires the Partnership to pay a service fee of 1.5 percent per annum of the outstanding principal balance. Interest expense totaled $232,879 and $244,592 during 2006 and 2005, respectively. The principal balance was $2,526,047 and $2,672,161 at December 31, 2006 and 2005, respectively.

The second mortgage note is payable to PHFA bears interest at the rate of 6.5 percent per annum and is secured by a deed of trust on the fixed assets. The note is repayable from excess surplus cash, with payments first being applied to accrued interest and any remaining balances to principal. Interest payments from surplus totaling $149,500 and $120,549 were made during 2006 and 2005, respectively. The unpaid principal balance on the second mortgage note plus all accrued and unpaid interest was due on December 27, 2004; however, the maturity date of this note was extended on December 15, 2004, for an additional period not to exceed the maturity date of the first mortgage note. The principal balance was $3,085,127 at December 31, 2006 and 2005.

Note 3 — Mortgage Payable – continued

Under agreements with PHFA, the Partnership is required to make monthly escrow deposits for taxes, insurance and replacement of project assets, and is subject to restrictions as to operating policies, rental charges, operating expenditures, and distributions to partners. The liability of the Partnership under the mortgage note is limited to the underlying value of the real estate collateral, and other amounts deposited with PHFA.

Principal payments on the first and second mortgage notes, as of December 31, 2006 are due as follows:

2007	$ 158,848
2008	172,692
2009	187,711
2010	215,246
2011	234,006
Thereafter	4,642,671
	$ 5,611,174

Note 4— Related Party Transactions

NHPMN Management, LLC ("NHPMN"), the managing agent, is an indirectly owned subsidiary of Apartment Investment and Management Company ("AIMCO"), which is an affiliate of the General Partner of the Partnership. Personnel working at the project are employees of an affiliate of AIMCO. The Partnership reimburses the affiliates for the actual salaries and related benefits, as reflected in the accompanying financial statements. The Partnership has a management agreement with NHPMN Management, LLC to provide services related to leasing vacant units, billing and collection of rents and preparing financial data on the day to day site operations.

An affiliate of the General Partner charged the Partnership for reimbursement of accountable administrative expenses. These reimbursements are payable from available surplus cash.

An affiliate of AIMCO charges a fee to the Partnership related to construction management services provided by AIMCO and its affiliates. The fee is calculated based on a percentage of additions to fixed assets. This fee is payable from available surplus cash. This fee has been capitalized as part of fixed assets.

Beginning in 2001, the Partnership began insuring its properties up to certain limits through coverage provided by AIMCO which is generally self-insured for a portion of losses and liabilities related to workers compensation, property casualty and vehicle liability. The Partnership insures above the AIMCO limits through insurance policies obtained from insurers unaffiliated with the general partner.

Following are the related party transactions for the described services provided to the project by the General Partner and/or its affiliate:

Related Party Transactions	Amount 2006	Amount 2005
General Partner and/or its affiliates:		
Property management fee	$ 75,501	$ 73,939
Computer fee	$ 6,000	$ 6,000

Note 4— Related Party Transactions – continued

Risk management services	$	42,215	$	15,720
Group purchasing vendor discount	$	584	$	89
General Partner reimbursements	$	24,279	$	29,312
Interest on corporate accounts receivable	$	3,326	$	4,357

Note 5 - Management Fee

The management agreement with NHPMN Management, LLC provides for a management fee equal to five and one-half percent of the project's rental collections.

Note 6 — Uncertainty - HUD Housing Assistance Payment (HAP) Contract

The Partnership recorded $976,840 and $978,042 of its revenues during 2006 and 2005 under the terms of one or more HAP contracts, which provide for rental assistance to the Partnership on behalf of low-income tenants who meet certain qualifications. The Partnership's future intentions and the future changes in HUD regulations and the appropriations of related funds are uncertain, and accordingly, it is not possible to determine the ultimate impact on the operations of the Partnership. The current contract expires May 1, 2017.

Note 7 — Concentration of Credit Risk

The Partnership maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts. The Partnership believes it is not exposed to any significant credit risk related to cash based on its periodic evaluation of the stability of the financial institutions where the cash is deposited.

Note 8 — Partnership Cash and Cash Equivalents

The General Partner maintains an entity level partnership cash and distribution account. Funds contained in this account represent approved surplus cash distributions, transferred from the project operating account, before such funds are distributed according to the terms of the partnership agreement and advances from the General Partner. Entity level expenses are disbursed from the partnership entity level account.

Interest earned on cash balances held at the entity level is also considered entity level cash and is to be distributed or used for entity level cash requirements. As such, the cash principal and earned interest are not subject to PHFA surplus cash calculations.

Note 9 — Other Matters

AIMCO Properties L.P. and NHP Management Company, both affiliates of the Managing General Partner, are defendants in a lawsuit alleging that they willfully violated the Fair Labor Standards Act ("FLSA") by failing to pay maintenance workers overtime for all hours worked in excess of forty per week. The complaint, filed in the United States District Court for the District of Columbia, attempts to bring a collective action under the FLSA and seeks to certify state subclasses in California, Maryland, and the District of Columbia. Specifically, the plaintiffs contend that AIMCO Properties L.P. and NHP Management Company failed to compensate maintenance workers for time that they were required to be "on-call." Additionally, the complaint alleges AIMCO Properties L.P. and NHP Management Company

Note 9 — Other Matters – continued

failed to comply with the FLSA in compensating maintenance workers for time that they worked in excess of forty hours in a week. In June 2005, the Court conditionally certified the collective action on both the on-call and overtime issues. Approximately 1,049 individuals opted in to the class. The defendants moved to decertify the collective action on both issues and that issue is now fully briefed. The defendants anticipate that the Court will soon set oral argument on the defendants' decertification motion. Because the Court denied plaintiffs' motion to certify state subclasses, in September 2005, the plaintiffs filed a class action with the same allegations in the Superior Court of California (Contra Costa County), and, in November 2005, in Montgomery County Maryland Circuit Court. The California and Maryland cases have been stayed pending the outcome of the decertification motion in the District of Columbia case. Although the outcome of any litigation is uncertain, AIMCO Properties, L.P. does not believe that the ultimate outcome will have a material adverse effect on its consolidated financial condition or results of operations. Similarly, the Managing General Partner does not believe that the ultimate outcome will have a material adverse effect on the Partnership's financial condition or results of operations.

Supplemental Information

Supplemental Schedules

ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP

PHFA Project No. R-187-8E

FOR THE YEAR ENDED DECEMBER 31, 2006

Accounts and Notes Receivable (other than regular tenants)

Interest receivable	$ 922
Miscellaneous	324
Ancillary revenues - Sprint, Cingular	3,713
	$ 4,959

Accounts Receivable

	Number of Tenants	Amount Past Due
Delinquent 30 days	14	$ 527
Delinquent 31-60 days	3	20
Delinquent 61-90 days	14	196
Delinquent over 90 days	0	0
		743
Less allowance for bad debt, calculated as all tenant receivables delinquent more than 30 days.		0
		$ 743

Itemization of Operating Payables

Fixed Assets - capitalized items	$ 15,443
Operating expenses	4,349
Audit expense	5,306
	$ 25,098

	Tax and Insurance	Paint Reserve	Replacement Reserve
Beginning Balance, January 1, 2006	$ 126,769	$ 104,135	$ 430,918
Monthly Deposits:			
Deposits during 12 month period	234,731	6,077	30,172
Interest earned		2,288	19,120
Payment for taxes and insurance	(236,599)		
Withdrawals			-
Refund to project operating cash			
Ending Balance, December 31, 2006	$ 124,901	$ 112,500	$ 480,210

Supplemental Schedules

ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP

PHFA Project No. R-187-8E

FOR THE YEAR ENDED DECEMBER 31, 2006

CHANGES IN FIXED ASSETS

	Balance 01/01/06	Additions	Disposals	Balance 12/31/06
Land	$ 337,300	$ 17,370	$ 0	$ 354,670
Buildings	8,845,436	43,902	0	8,889,338
Building Equipment (Portable)	133,760	25,510	0	159,270
Furniture for Project	227,239	0	0	227,239
Furnishings	100,675	1,313	0	101,988
Office Furniture and Equipment	13,854	1,629	0	15,483
Maintenance Equipment	37,842	0	0	37,842
Motor Vehicles	0	0	0	0
Miscellaneous Fixed Assets	0	1,031	0	1,031
	$ 9,696,106	$ 90,755	$ 0	$ 9,786,861
Accumulated Depreciation	$ 4,160,008	$ 357,149	$ 0	$ 4,517,157

DETAIL OF ADDITIONS

Appliances	$ 10,655
Asphalt cut-out	11,000
Cabinets	1,483
Capitalized management fee	1,845
Capitalized payroll	15,810
Carpet	13,198
Drapes and miniblinds	811
Electrical	2,537
Furniture	502
HVAC	3,017
Landscaping	570
Office computer	1,628
Plumbing	6,034
Sidewalk/landings	5,800
Structural	12,532
Vinyl	243
Windows	3,090
	$ 90,755

Supplemental Schedules

ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP

PHFA Project No. R-187-8E

FOR THE YEAR ENDED DECEMBER 31, 2006

SURPLUS CASH CALCULATION

Add		
Line No. 1 Cash-Operations	$	258,133
Line No. 2 Tenant Security Deposits		39,944
Line No. 3 Accounts Receivable-HAP		1,457
Line No. 4 Accounts Receivable-Tenants		743
Line No. 5 Accounts Receivable-Other		4,959
Total	$	305,236
Less		
Line No. 6 Accounts Payable-Operations	$	25,098
Line No. 7 Accrued Expenses		7,107
Line No. 8 Delinquent Mortgage Principal Payments		0
Line No. 9 Delinquent Mortgage Interest Payments		0
Line No. 10 Delinquent Res. For Replacement Payments		0
Line No. 11 Delinquent Tax Escrow Payments		0
Line No. 12 Delinquent Insurance Escrow Payments		0
Line No. 13 Delinquent Service Fee		0
Line No. 14 Delinquent Self Insurance Fee		0
Line No. 15 Delinquent Late Fees		0
Line No. 16 Prepaid Rents		2,612
Line No. 17 Tenant Security Deposits		39,782
Line No. 18 Other Liabilities - escrow shortage		0
Total Current Obligations		74,599
Surplus Cash (Deficit) End of Year	$	230,637

RETURN ON EQUITY CALCULATION

a. Distributions unpaid as of the end of the prior fiscal period	$	37,289
b. Annual distribution earned during the fiscal period		37,289
c. Less: Distributions paid during the fiscal period		(37,289)
d. Less: Unauthorized distributions		
e. Cumulative unpaid distributions as of the balance sheet date	$	37,289

CARTER & COMPANY

Certified Public Accountants, LLC

543 Highway 98 East
Suite 201
Destin, Florida 32541
Phone: 850-650-0125
Fax: 850-650-0126

Independent Auditors' Report on Internal Control
Over Financial Reporting and on Compliance and Other Matters
Based on an Audit of Financial Statements Performed in Accordance
With Government Auditing Standards

To the Partners
Allentown Towne House Limited Partnership (A Limited Partnership)

We have audited the financial statements of Allentown Towne House Limited Partnership, a Limited Partnership, as of and for the year ended December 31, 2006, and have issued our report thereon dated February 21, 2007. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Internal Control Over Financial Reporting

In planning and performing our audit, we considered Allentown Towne House Limited Partnership's internal control over financial reporting as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of Allentown Towne House Limited Partnership's internal control over financial reporting.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Partnership's ability to initiate, authorize, record, process, or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Partnership's financial statements that is more than inconsequential will not be prevented or detected by the Partnership's internal control.

A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements will not be prevented or detected by the Partnership's internal control.

Our consideration of internal control over financial reporting was for the limited purpose described in the first paragraph of this section and would not necessarily identify all deficiencies in internal control that might be significant deficiencies or material weaknesses. We did not identify any deficiencies in internal control over financial reporting that we consider to be material weaknesses, as defined above.

Compliance and Other Matters

As part of obtaining reasonable assurance about whether Allentown Towne House Limited Partnership's financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements, noncompliance with which could have a direct and material effect on the determination of financial statements amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance or other matters that are required to be reported under Government Auditing Standards.

This report is intended solely for the information and use of the audit committee, management, and the Pennsylvania Housing Finance Agency and is not intended to be and should not be used by anyone other than those specified parties.

Destin, Florida
February 21, 2007

Carter & Company

Allentown Towne House Limited Partnership (A Limited Partnership)

PHFA Project No. R-187-8E

Schedule of Findings and Questioned Costs and
Auditors' Comments on Audit Resolution Matters

December 31, 2006

Schedule of Findings and Questioned Costs

No material findings or questioned costs were noted during the current year audit.

Auditors' Comments on Audit Resolution Matters

There were no uncorrected findings from prior audit reports, program review reports, or state agency reports.

Allentown Towne House Limited Partnership (A Limited Partnership)

PHFA Project No. R-187-8E

Lead Auditor Information

December 31, 2006

1. Name and address of lead auditor

   Christine E. Carter
   543 Highway 98 East
   Suite 201
   Destin, FL 32541
   850-650-0125

2. Evidence of licensing for an out-of-state IA.

   Carter & Company, Certified Public Accountants, LLC is licensed to do business in the state in which the audit is performed.

3. IA's Federal Employer ID number 58-2646754

Mortgagor's Certification

We hereby certify that we have examined the accompanying financial statements and supplemental data of Allentown Towne House Limited Partnership (A Limited Partnership,) and, to the best of our knowledge and belief, the same is complete and accurate.

By: The National Housing Partnership

____
David R. Robertson Date
Executive Vice President

____
Jon Zatkulak Date
Vice President and Director of
Real Estate Accounting

Partnership Employer Identification Number: 23-2584839
Telephone Number: (303) 757-8101
Allentown Towne House Limited Partnership A Limited Partnership
PHFA Project No.: R-187-8E

Managing Agent's Certification

I hereby certify that I have examined the accompanying financial statements and supplemental data of Allentown Towne House Limited Partnership (A Limited Partnership,) and, to the best of my knowledge and belief, the same is complete and accurate.

MANAGING AGENT
NHPMN Management, LLC
55 Beattie Place
Greenville, SC 29602

____
Jon Zatkulak Date
Vice President and Director of
Real Estate Accounting

____
Karen Reichard
Property Manager

Managing Agent Taxpayer
Identification Number:
43-1987682

CARTER & COMPANY
Certified Public Accountants, LLC

543 Highway 98 East
Suite 201
Destin, Florida 32541
Phone: 850-650-0125
Fax: 850-650-0126

Independent Auditors' Report

To the Partners
Allentown Towne House Limited Partnership (A Limited Partnership)

In our opinion, the accompanying balance sheet and the related statement of profit and loss, changes in partners' equity (deficiency) and cash flows present fairly, in all material aspects, the financial position of Allentown Towne House Limited Partnership (A Limited Partnership) as of December 31, 2006 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Carter & Company

Destin, Florida
February 21, 2007

Allentown Towne House Limited Partnership

A.K.A. Allentown Towne House

Project No.: PHFA R-187-8E

December 31, 2006

MANAGEMENT AGENT CERTIFICATION

I hereby certify that I have examined the accompanying financial statements and supplemental data of Allentown Towne House Limited Partnership and to the best of my knowledge and belief, the same is complete and accurate.

By: NHPMN Management, LLC
its Managing Agent

By: ______________________
Jon Zatkulak
Vice President

Management Agent Employer Identification Number: 43-1987682

ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP
A.K.A. ALLENTOWN TOWNE HOUSE

PROJECT NO.: PHFA R-187-8E

DECEMBER 31, 2006

CERTIFICATION OF PARTNERS

We hereby certify that we have examined the accompanying financial statements and supplemental data of Allentown Towne House Limited Partnership, and, to the best of our knowledge and belief, the same is complete and accurate.

ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP,
a Pennsylvania limited partnership

By: NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS,
a District of Columbia corporation,
its general partner

By: ______________________
Kathleen Danilchick
Senior Vice President

By: ______________________
Jon Zatkulak
Vice President

Partnership Employer Identification Number: 232584839

0604 - 100041 - Pezzini - 3/19/07

LEAWOOD ASSOCIATES, L.P.

FINANCIAL STATEMENTS
DECEMBER 31, 2006

PWC

LEAWOOD ASSOCIATES, L.P.

TABLE OF CONTENTS

HA&W

Certified Public Accountants and Business Advisors

INDEPENDENT AUDITORS' REPORT

To the Partners
Leawood Associates, L.P.

We have audited the accompanying balance sheet of LEAWOOD ASSOCIATES, L.P. [a limited partnership], as of December 31, 2006, and the related statements of operations, changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LEAWOOD ASSOCIATES, L.P. as of December 31, 2006, and the results of its operations, its changes in partners' equity (deficit), and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supporting information shown on pages 13 and 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Habif, Arogeti & Wynne, LLP

Atlanta, Georgia

February 14, 2007

Habif, Arogeti & Wynne, LLP
Glenridge Highlands Two • 5565 Glenridge Connector • Suite 200 • Atlanta, Georgia 30342
404.892.9651 • Fax 404.876.3913 • www.hawcpa.com
An Independent Member of Baker Tilly International • Certified Public Accountants

LEAWOOD ASSOCIATES, L.P.
BALANCE SHEET
DECEMBER 31, 2006

ASSETS

Current assets	
Cash	$ 282,347
Rent receivable	3,380
Other receivables	25,500
Prepaid expenses	59,458
Total current assets	370,685
Deposits held in trust	
Tenant security deposits	66,610
Restricted deposits and funded reserves	
Tax and insurance escrow	27,988
Replacement reserve	53,620
	81,608
Rental property and equipment, at cost	
Land	971,742
Building	14,378,601
Building improvements	400,448
Equipment	835,443
Land improvements	290,810
	16,877,044
Accumulated depreciation	(9,710,213)
	7,166,831
Other assets	
Permanent loan costs, net of accumulated amortization of $204,012	64,442
	$ 7,750,176

See auditors' report and accompanying notes

LEAWOOD ASSOCIATES, L.P.
BALANCE SHEET
DECEMBER 31, 2006

LIABILITIES AND PARTNERS' EQUITY

Current liabilities	
Accounts payable and accrued expenses	$ 18,568
Accrued property taxes	70,511
Accrued mortgage interest	41,349
Accrued management fees	8,687
Current portion of mortgage note payable	152,317 (i)
Total current liabilities	291,432
Deposits and prepayment liabilities	
Tenant security deposits	65,859
Rent received in advance	10,875
	76,734
Long-term liabilities	
Mortgage note payable, net of current portion	7,297,960 (i)
Partners' equity	84,050
	$ 7,750,176

Σ(i) = 7,450,277 · Mortgage

LEAWOOD ASSOCIATES, L.P.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

Revenues	
Gross rent potential	$ 2,116,200
Less vacancies, concessions and uncollected rent	196,141
	1,920,059
Other rental revenue	52,804
	1,972,863
Expenses	
Administrative	355,062
Utilities	134,395
Operating and maintenance	409,906
Real estate taxes and property insurance	218,978
Other taxes and insurance	47,907
Mortgage interest	500,591
Depreciation and amortization	590,396
	2,257,235
Net loss	$ (284,372)

See auditors' report and accompanying notes

LEAWOOD ASSOCIATES, L.P.
STATEMENT OF CHANGES IN PARTNERS' EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2006

	General Partner	Special Limited Partner	Limited Partner	Total Equity
Partners' equity, beginning of year	$ 206,804	$ 94,173	$ 127,445	$ 428,422
Distributions	-	-	(60,000)	(60,000)
Net loss	(2,844)	(28,437)	(253,091)	(284,372)
Partners' equity, end of year	$ 203,960	$ 65,736	$ (185,646)	$ 84,050

See auditors' report and accompanying notes

LEAWOOD ASSOCIATES, L.P.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2006

Increase (Decrease) In Cash

Cash Flows From Operating Activities	
Revenues	
Rental receipts	$ 1,917,438
Other operating receipts	52,804
Total receipts	1,970,242
Expenses	
Administrative	119,819
Management fee	98,901
Utilities	129,995
Salaries and wages	249,574
Operating and maintenance	297,546
Real estate taxes	117,154
Property insurance	88,796
Miscellaneous taxes and insurance	47,911
Tenant security deposits	607
Interest on mortgages	501,382
Miscellaneous financial	54
Total disbursements	1,651,739
Net cash provided by operating activities	318,503
Cash Flows From Investing Activities	
Net receipts from replacement reserve	33,894
Net purchase of fixed assets	(7,910)
Net cash provided by investing activities	25,984
Cash Flows From Financing Activities	
Mortgage principal payments	(142,531)
Distributions	(60,000)
Net cash used in financing activities	(202,531)
Net increase in cash	141,956
Beginning, cash	140,391
Ending, cash	$ 282,347

See auditors' report and accompanying notes

LEAWOOD ASSOCIATES, L.P.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2006

Cash Flows From Operating Activities	
Net loss	$ (284,372)
Adjustments to Reconcile Net Loss to Net Cash provided by Operating Activities	
Depreciation expenses	563,772
Amortization expense	26,624
Decrease in rent receivable	1,717
Increase in other receivables	(300)
Increase in prepaid expenses	(10,844)
Increase in cash for tenant security deposits	(6,175)
Decrease in tax and insurance escrow	23,840
Increase in accounts payable and accrued expenses	3,502
Decrease in accrued mortgage interest	(791)
Increase in tenant security deposits	5,868
Decrease in rent received in advance	(4,338)
Total adjustments	602,875
Net cash provided by operating activities	$ 318,503

Non-Cash Financing and Investing Activity

None

See auditors' report and accompanying notes

Note A
Organization and Summary of Significant Accounting Policies

Organization:

The Partnership was organized in 1988 as a limited partnership under the laws of the state of Kansas. The Partnership was formed to develop, construct, own, maintain and operate a rental housing project of 254 units located in Leawood, Kansas, pursuant to Section 42 of the Internal Revenue Code. The Project is currently operating under the name of Leawood Manor Apartments.

The following significant accounting policies have been followed in the preparation of the financial statements:

Basis of Accounting:

The financial statements of the Partnership are prepared on the accrual basis of accounting and in accordance with accounting principles generally accepted in the United States of America.

Rent Receivables:

Management considers rent receivables to be fully collectible; accordingly, no allowance for doubtful accounts is required. Uncollectible rent receivables are charged to operations upon management's determination that collection of the receivable is unlikely.

Depreciation and Capitalization:

Rental property and equipment have been recorded at cost. Depreciation has been provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 10 to 40 years for real property and five to seven years for personal property primarily by use of the straight-line method for financial reporting. Improvements are capitalized, while expenditures for maintenance and repairs are charged to expense as incurred.

Amortization:

Permanent loan fees consists of fees incurred to obtain the permanent mortgage and are amortized over the term of the mortgage using the straight-line method.

Rental Income:

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and the tenants of the property are short-term operating leases.

Note A
Organization and Summary of Significant Accounting Policies (Continued)

Estimates:

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents:

For the purposes of the statement of cash flows, all highly liquid debt instruments purchased with initial maturities of three months or less are considered to be cash equivalents.

Income Taxes:

No income tax provision has been included in the financial statements since income or loss of the Partnership is required to be reported by the partners on their respective income tax returns. The Partnership uses the accrual method of accounting, and no significant differences existed between book basis and income tax basis for the year ended December 31, 2006.

Note B
Mortgage Note Payable

The original mortgage note payable was held by the Special Limited Partner until refinancing. On January 19, 1999, the Partnership entered into a mortgage agreement with Northern Financial Company in the original amount of $8,350,000. The mortgage is payable in monthly installments of $53,659, including interest at 6.66%, through February 1, 2009, with any remaining principal and interest due at that time. A portion of the mortgage proceeds was used to repay the loan to the Special Limited Partner.

A prepayment premium shall be payable in connection with any prepayment made under the mortgage as described in the loan agreement. The liability of the Partnership under the mortgage note is limited to the underlying value of the real estate collateral plus other amounts deposited with the lender.

The annual maturities of the mortgage note payable are as follows:

Due Date	Amount
2007	$ 152,317
2008	162,777
2009	7,135,183
	$ 7,450,277

Note C
Low-Income Housing Tax Credits

The Partnership has received the annual allocation pursuant to Internal Revenue Code Section 42(a). The annual credit amount is contingent upon the Project maintaining a qualified basis and complying with certain requirements regarding tenant eligibility, rent charges and operating methods.

The partnership agreement has special provisions that will apply should the Project fail to qualify for all or a portion of the credit allocation, or fail to comply with eligibility requirements during the compliance period of 15 years.

Note D
Related Party Transactions

The Project is subject to an Incentive Management Fee payable to Lend Lease, an affiliate of the general partner. The fee is payable only to the extent of cash flow available for distribution. The sum of the Management Fee and the Incentive Management Fee payable in any fiscal year shall not be in excess of 15% of the gross revenues of the Project. Incentive management fees charged to operations in 2006 totaled $0.

Included in other receivables is a $25,000 advance that was made to WinnCompanies, an affiliate of the general partner, in a prior year. There were no current year advances or repayments.

Note E
Capital Contributions

During 1994, the Partnership admitted a Special Limited Partner. The Special Limited Partner agreed to provide capital contributions in the amount of $490,638, consisting of $100 in cash and the balance in the form of a promissory note bearing interest at 7%. For the year ended December 31, 2006, $0 in capital contributions and accrued interest of $0 was received. No additional payments are due under the promissory note.

Note F
Concentrations of Credit Risk

The Partnership maintains its cash balances in one bank. The balance is insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. As of December 31, 2006, the uninsured portion of the cash balances totaled $265,883. Management deems the risk to these investments to be low due to the credit rating of the bank.

Note G
Commitments

The Partnership contracts with Yarco Company, Inc. to manage the property for a monthly fee equal to the greater of $30 per unit or five percent (5%) of gross rental receipts.

SUPPORTING INFORMATION

LEAWOOD ASSOCIATES, L.P.
SUPPORTING INFORMATION
SCHEDULE OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

Gross rental revenues		$ 2,116,200
Less vacancies, concessions and uncollected rent		
Vacancies	103,151	
Bad debts	8,017	
Rent concessions	61,679	
Rent-free units	23,294	
		196,141
Rental revenue less vacancies, concessions and uncollected rent		1,920,059
Other rental revenues		
Laundry and vending	288	
Application fees	6,960	
NSF and late charges	15,049	
Damages and cleaning fees	7,356	
Forfeited security deposits	319	
Break lease fees	14,489	
Miscellaneous	8,343	
		52,804
Total revenue		1,972,863
Administrative		
Advertising	54,195	
Other renting expenses	22,045	
Office salaries	66,896	
Office expenses	18,665	
Management fees	99,804	
Managers' salaries	55,476	
Legal expenses	1,012	
Auditing expenses	7,300	
Tenant relocation expenses	23,035	
Telephone and answering services	6,634	
		355,062

See auditors' report

LEAWOOD ASSOCIATES, L.P.
SUPPORTING INFORMATION
SCHEDULE OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

Utilities		
Electricity	29,139	
Water and sewer	105,256	
		134,395
Operating and maintenance		
Extermination	2,659	
Garbage and trash removal	24,782	
Grounds - supplies	6,428	
Grounds - contract	45,164	
Repairs - payroll	114,483	
Repairs - material	174,258	
Repairs - contract	36,711	
Miscellaneous	5,421	
		409,906
Taxes and insurance		
Real estate taxes	141,022	
Payroll taxes	21,316	
Personal property taxes	620	
Property and liability insurance	77,956	
Workers' compensation	7,188	
Health insurance/employee benefits	18,191	
Business privilege tax	592	
		266,885
Finance expenses		
Interest on mortgage payable		500,591
Depreciation and amortization		
Depreciation	563,772	
Amortization	26,624	
		590,396
Total expenses		2,257,235
Net loss		$ (284,372)

See auditors' report

SMITH, DUKES & BUCKALEW, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

ONE MAISON BUILDING

3800 AIRPORT BOULEVARD

MOBILE, ALABAMA 36608

GEORGE R. HARRIS, JR.
GILBERT F. DUKES, JR.
YUELL B. BUSBY
G. TIMOTHY GASTON
J. WILBERT JORDAN, JR.
KERRY L. WEATHERFORD
E. LAMAR REEVES
KEVIN M. RITTELMEYER
APRIL B. BOUDREAUX
MARY M. GILMORE
MARK R. CHAPMAN
TIMOTHY B. SMITH

CAROL E. CROWE
CAROLYN T. LEE

MAILING ADDRESS
P. O. BOX 160437
MOBILE, ALABAMA
36616
TELEPHONE (251) 343-1200
FAX: (251) 344-0998

September 20, 2006

To the Partners of
Habif, Arogeti & Wynne, LLP
and the Center for Public Company Audit Firms Peer Review Committee

We have reviewed the system of quality control for the accounting and auditing practice of Habif, Arogeti & Wynne, LLP (the firm) applicable to non-SEC issuers in effect for the year ended April 30, 2006. The firm has informed us that it did not audit SEC-issuers for the year ended April 30, 2006. A system of quality control encompasses the firm's organizational structure and the policies adopted and procedures established to provide it with reasonable assurance of complying with professional standards. The elements of quality control are described in the Statements on Quality Control Standards issued by the American Institute of Certified Public Accountants (the AICPA). The design of the system, and compliance with it, are the responsibilities of the firm. Our responsibility is to express an opinion on the design of the system, and the firm's compliance with that system based on our review.

Our review was conducted in accordance with standards established by the Peer Review Committee of the Center for Public Company Audit Firms and included procedures to plan and perform the review that are summarized in the attached description of the peer review process. Our review would not necessarily disclose all weaknesses in the system of quality control or all instances of lack of compliance with it since it was based on selective tests. Because there are inherent limitations in the effectiveness of any system of quality control, departures from the system may occur and not be detected. Also, projection of any evaluation of a system of quality control to future periods is subject to the risk that the system of quality control may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the system of quality control for the accounting and auditing practice applicable to the non-SEC issuers of Habif, Arogeti & Wynne, LLP in effect for the year ended April 30, 2006, has been designed to meet the requirements of the quality control standards for an accounting and auditing practice established by the AICPA, and was complied with during the year then ended to provide the firm with reasonable assurance of complying with applicable professional standards.

As is customary in a peer review, we have issued a letter under this date that sets forth comments relating to certain policies and procedures or compliance with them. The matter described in the letter was not considered to be of sufficient significance to affect the opinion expressed in this report.

Smith, Dukes + Buckalew, LLP

Attachment to the Peer Review Report of Habif, Arogeti & Wynne, LLP
Description of the Peer Review Process

Overview

Firms enrolled in the AICPA Center for Public Company Audit Firms (the Center) Peer Review Program have their system of quality control periodically reviewed by independent peers. These reviews are system and compliance oriented with the objectives of evaluating whether:

> The reviewed firm's system of quality control for its accounting and auditing practice applicable to non-SEC issuers has been designed to meet the requirements of the Quality Control Standards established by the AICPA.
>
> The reviewed firm's quality control policies and procedures applicable to non-SEC issuers were being complied with to provide the firm with reasonable assurance of complying with professional standards.

A peer review is based on selective tests and directed at assessing whether the design of and compliance with the firm's system of quality control for its accounting and auditing practice applicable to non-SEC issuers provides the firm with reasonable, not absolute, assurance of complying with professional standards. Consequently, a peer review on the firm's system of quality control is not intended to, and does not, provide assurance with respect to any individual engagement conducted by the firm or that none of the financial statements audited by the firm should be restated.

The Center's Peer Review Committee (PRC) establishes and maintains peer review standards. At regular meetings and through report evaluation task forces, the PRC considers each peer review, evaluates the reviewer's competence and performance, and examines every report, letter of comments, and accompanying response from the reviewed firm that states its corrective action plan before the peer review is finalized. The Center's staff plays a key role in overseeing the performance of peer reviews, working closely with the peer review teams and the PRC.

Once the PRC accepts the peer review reports, letters of comments, and reviewed firms' responses, these documents are maintained in a file available to the public. In some situations, the public file also includes a signed undertaking by the firm agreeing to specific follow-up action requested by the PRC.

Firms that perform audits or play a substantial role in the audit of one or more SEC issuers, as defined by the Public Company Accounting Oversight Board (PCAOB), are required to be registered with and have their accounting and auditing practice applicable to SEC issuers inspected by the PCAOB. The firm did not audit SEC issuers for the year ended April 30, 2006.

Planning the Review for the Firm's Accounting and Auditing Practice Applicable to Non-SEC Issuers

To plan the review of Habif, Arogeti & Wynne, LLP, we obtained an understanding of (1) the nature and extent of the firm's accounting and auditing practice, and (2) the design of the firm's system of quality control sufficient to assess the inherent and control risks implicit in its practice. Inherent risks were assessed by obtaining an understanding of the firm's practice, such as the industries of its clients and other factors of complexity in serving those clients, and the organization of the firm's personnel into practice units. Control risks were assessed by obtaining an understanding of the design of the firm's system of quality control, including its audit methodology, and monitoring procedures. Assessing control risk is the process of evaluating the effectiveness of the reviewed firm's system of quality control in preventing the performance of engagements that do not comply with professional standards.

Performing the Review for the Firm's Accounting and Auditing Practice Applicable to Non-SEC Issuers

Based on our assessment of the combined level of inherent and control risks, we identified practice units and selected engagements within those units to test for compliance with the firm's system of quality control. The engagements selected for review included engagements performed under the *Government Auditing Standards* and audits of Employee Benefit Plans. The engagements selected for review represented a cross-section of the firm's accounting and auditing practice with emphasis on higher-risk engagements. The engagement reviews included examining working paper files and reports and interviewing engagement personnel.

The scope of the peer review also included examining selected administrative and personnel files to determine compliance with the firm's policies and procedures for the elements of quality control pertaining to independence, integrity, and objectivity; personnel management; and acceptance and continuance of clients and engagements. Prior to concluding the review, we reassessed the adequacy of scope and conducted a meeting with firm management to discuss our findings and recommendations.

SMITH, DUKES & BUCKALEW, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

ONE MAISON BUILDING

3800 AIRPORT BOULEVARD

MOBILE, ALABAMA 36608

GEORGE R. HARRIS, JR.
GILBERT F. DUKES, JR.
YUELL B. BUSEY
G. TIMOTHY GASTON
J. WILBERT JORDAN, JR.
KERRY L. WEATHERFORD
E. LAMAR REEVES
KEVIN M. RITTELMEYER
APRIL B. BOUDREAUX
MARY M. GILMORE
MARK R. CHAPMAN
TIMOTHY B. SMITH

CAROL E. CROWE
CAROLYN T. LEE

MAILING ADDRESS
P.O. BOX 160427
MOBILE, ALABAMA
36616
TELEPHONE (251) 343-1900
FAX: (251) 344-0966

September 20, 2006

To the Partners of
Habif, Arogeti & Wynne, LLP
and the Center for Public Company Audit Firms Peer Review Committee

We have reviewed the system of quality control for the accounting and auditing practice of Habif, Arogeti & Wynne, LLP (the firm) applicable to non-SEC issuers in effect for the year ended April 30, 2006, and have issued our report thereon dated September 20, 2006. The matter described below was not considered to be of sufficient significance to affect the opinion expressed in that report, which should be read in conjunction with this letter.

Engagement Performance

Comment - The firm's policies and procedures require the preparation of working papers and checklists to document the work performed in planning audit engagements. Our review disclosed instances where the firm's planning working papers did not properly document compliance with all fraud risk considerations made by the firm in accordance with professional standards. Through discussion with engagement personnel, we were able to satisfy ourselves that the engagement planning was adequate and that the firm's response to identified fraud risks was appropriate.

Recommendation – The firm should comply with its policies and procedures requiring the preparation of working papers and checklists to document the work performed in planning audit engagements. The firm should emphasize to its professional staff the proper use of the firm's practice aids for planning an audit engagement and documenting the results thereof.

Smith, Dukes + Buckalew, LLP

GPFAX

From: JANA BLEDSOE [jana.bledsoe@hawcpa.com]
Sent: Saturday, March 17, 2007 2:25 PM
To: GPFAX
Subject: RE: 2006 Audited Financial Statements for BF Leawood L.P.

2006-Leawood Financial Stmts.p... 2006-Leawood Independence lett... 2006-peer review report.pdf (3...

Please find attached the audited financial statements and independence letter for Leawood Associates, L.P., as well as our firm's peer review report.

We have copied the workpapers for your auditors and will send them up Monday or Tuesday.

Please let me know if you have any questions.

Jana H. Bledsoe, CPA
Partner

5565 Glenridge Connector NE, Suite 200
Atlanta, Georgia 30342-1660
Phone (404) 898-8239
Cell (404) 660-8889
Fax (404) 602-4511
Website- www.hawcpa.com
jana.bledsoe@hawcpa.com

-----Original Message-----
From: MMA Financial, Inc. [mailto:GPFAX@mmafin.com]
Sent: March 15, 2007 5:12 PM
To: JANA BLEDSOE
Subject: 2006 Audited Financial Statements for BF Leawood L.P.

Our records indicate that we have not received the FINAL 2006 Audited Financial Statement for BF Leawood L.P. .

This information is critical to our investor reporting obligations, please forward the 2006 Final Audited Financial Statement for BF Leawood L.P. to MMA Financial via fax 617-346-7745 or email GPFAX@mmafin.com as soon as possible.

If there will be a further delay in sending the Final Audit, please contact the MMA asset manager, Bob Pezzini at 800-823-4123 with an update on when we should expect to receive the Final Audit.

Regards,

Operations Support Team
MMA Financial, LLC
101 Arch Street
Boston, MA 02110
P: 617-488-3508
F: 617-346-7745
Email: GPFax@mmafin.com

named recipient or recipients. This e-mail may contain privileged client communications or work product. Any dissemination of this e-mail by anyone other than an intended recipient is strictly prohibited. If you are not a named recipient, you are prohibited from any further viewing of the e-mail or any attachments or from making any use of the e-mail or attachments. If you believe you have received this e-mail in error, notify the sender immediately and permanently delete the e-mail, any attachments, and all copies thereof from any drives or storage media and destroy any printouts of the e-mail or attachments.
[CN.v.1.0]

0604-100913-Ramey 2-21-07

BROOKSCROSSING APARTMENTS, L.P.
(A Limited Partnership)

Auditors' Report
And Financial Statements
For Year Ending
December 31, 2006 and 2005

TABLE OF CONTENTS

Mueller, Walla & Albertson, P.C.

9200 Watson Rd. Ste. G-105
Crestwood, MO 63126

Certified Public Accountants

(314) 842-8844
FAX (314) 842-3343

INDEPENDENT AUDITORS' REPORT

The Partners
Brookscrossing Apartments, L.P.
St. Louis, Missouri

We have audited the accompanying balance sheets of Brookscrossing Apartments, L.P. (a limited partnership) as of December 31, 2006 and 2005, and the related statements of operations, partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brookscrossing Apartments, L.P. as of December 31, 2006 and 2005, and the results of its operations, changes in partners' capital and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Mueller, Walla & Albertson, P.C.

Mueller, Walla & Albertson, P.C.
Certified Public Accountants

February 15, 2007

BROOKSCROSSING APARTMENTS, L.P.
(A Limited Partnership)
Balance Sheet
December 31, 2006 and 2005

ASSETS

	2006	2005
CURRENT ASSETS		
Cash	$ 13,083	$ 10,596
Accounts receivable-tenant	8,612	6,261
Accounts Receivable-Other	4,544	3,365
Property insurance	36,732	34,418
Total Current Assets	62,971	54,640
DEPOSITS HELD IN TRUST		
Tenant security deposits-funded	46,550	49,075
RESTRICTED DEPOSITS AND FUNDED RESERVES		
Mortgage escrow deposits	63,824	99,551
Replacement reserve account	7,194	7,330
Total Restricted Deposits and Funded Reserves	71,018	106,881
CAPITAL CONTRIBUTION RECEIVABLE		
Capital contribution receivable	200	200
RENTAL PROPERTY		
Land	878,034	878,034
Buildings and improvements	8,187,169	8,187,169
Equipment	386,105	372,105
	9,451,308	9,437,308
Less accumulated depreciation	(5,265,033)	(4,954,173)
Total Rental Property-Net of Accumulated Depreciation	4,186,275	4,483,135
OTHER ASSETS		
Mortgage costs	175,735	175,735
Organization cost	22,128	22,128
	197,863	197,863
Less accumulated amortization	(149,536)	(109,834)
Total other Assets	48,327	88,029
TOTAL ASSETS	$4,415,341	$4,781,960

See the accompanying notes to financial statements.

BROOKSCROSSING APARTMENTS, L.P.
(A Limited Partnership)
Balance Sheet (Continued)
December 31, 2006 and 2005

LIABILITIES AND PARTNERS' CAPITAL

	2006	2005
CURRENT LIABILITIES		
Mortgage payable-current maturity	$ 90,793 (1)	$ 82,014
Accounts payable	17,832	70,451
Prepaid Rent	1,990	12,727
Due to related parties	5,193	5,039
Total Current Liabilities	115,808	170,231
DEPOSITS AND PREPAYMENT LIABILITIES		
Tenant security deposits – contra	46,550	49,075
	46,550	49,075
LONG-TERM LIABILITIES		
Mortgage payable (Less current maturities)	5,397,374 (1)	5,477,946
Special project expense loan	62,919	62,919
Project expense loan	42,487	42,487
Total long-Term Liabilities	5,502,780	5,583,352
Total Liabilities	5,665,138	5,802,658
PARTNERS' CAPITAL		
Partners' capital	(1,249,797)	(1,020,698)
TOTAL LIABILITIES AND PARTNERS' CAPITAL	$4,415,341	$4,781,960

(1) = 5,488,167 Mortgage

See the accompanying notes to financial statements.

BROOKSCROSSING APARTMENTS, L.P.
(A Limited Partnership)
Statement of Operations
For the Years Ended December 31, 2006 and 2005

REVENUE	2006	2005
Rental income (net of vacancies and rent rebates totaling $335,748 and $345,138)	$1,479,330	$1,478,070
Interest income	300	221
Other income	43,479	38,368
Total Revenue	1,523,109	1,516,659
PROJECT EXPENSES		
Administrative	212,694	243,488
Management fee	76,434	78,026
Utilities	163,933	156,293
Repairs and maintenance	270,853	343,848
Real estate taxes	158,029	148,952
Insurance	75,934	82,299
Interest expense	443,770	449,291
Depreciation	310,860	310,341
Total Project Expenses	1,712,507	1,812,538
Net (Loss) From Rental Operations	(189,398)	(295,879)
PARTNERSHIP ENTITY EXPENSES		
Amortization	39,701	17,574
	39,701	17,574
Net (Loss)	$(229,099)	$(313,453)

See the accompanying notes to financial statements.

BROOKSCROSSING APARTMENTS, L.P.
(A Limited Partnership)
Statement of Partners' Capital
For the Years Ended December 31, 2006 and 2005

	Total	General Partners	Boston Financial Qualified HSG IV Limited Partners	SLP89, Inc Limited Partners
Partners' deficit, December 31, 2004	$(707,245)	$(38,360)	$(668,985)	$100
Contributions	-0-	-0-	-0-	-0-
Net Loss	(313,453)	(3,135)	(310,318)	-0-
Withdrawals	-0-	-0-	-0-	-0-
Partners' deficit, December 31, 2005	$(1,020,698)	$(41,495)	$(979,303)	$100
Contributions	-0-	-0-	-0-	-0-
Net Loss	(229,099)	(2,291)	(226,808)	-0-
Withdrawals	-0-	-0-	-0-	-0-
Partners' deficit, December 31, 2006	$(1,249,797)	$(43,786)	$(1,206,111)	$100
Percentage Interest	100.000%	1.000%	99.000%	0.000%

See the accompanying notes to financial statements.

BROOKSCROSSING APARTMENTS, L.P.
(A Limited Partnership)
Statement of Cash Flows
For the Year Ended December 31, 2006 and 2005

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIEIS:		
Net (Loss)	$(229,099)	$(313,453)
Adjustments to reconcile net income to net cash provided by operating activities:		
Depreciation	310,860	310,341
Amortization	39,702	17,574
Change in assets and liabilities:		
(Increase) Decrease in accounts receivable-tenants	(2,351)	11,102
(Increase) Decrease in accounts receivable-Other	(1,179)	(3,365)
(Increase) Decrease in tenant security deposits-funded	2,525	(1,100)
(Increase) Decrease in prepaid expenses	(2,314)	7,680
(Increase) Decrease in mortgage escrow	35,727	(12,816)
Increase (Decrease) in Prepaid rent	(10,737)	12,727
Increase (Decrease) in tenant security deposits-contra	(2,525)	1,100
Increase (Decrease) in accounts payable and accrued expenses	(52,619)	50,840
Increase (Decrease) in due to related parties	154	(208)
NET CASH PROVIDED BY OPERATING ACTIVITIES	88,144	65,960
CASH FLOWS FROM INVESTING ACTIVITIES:		
Investment in equipment	(14,000)	(10,172)
(Increase) Decrease in replacement reserve account	136	4,173
NET CASH (USED) BY INVESTING ACTIVITIES	(13,864)	(5,999)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Repayment of mortgage principal	(71,793)	(66,270)
NET CASH (USED) IN FINANCING ACTIVITIES	(71,793)	(66,270)
INCREASE (DECREASE) IN CASH	2,487	8,153
CASH AT BEGINNING OF YEAR	10,596	2,443
CASH AT END OF YEAR	$13,083	$10,596
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:		
Cash paid during the year for interest	$443,770	$449,291

See the accompanying notes to financial statements.

BROOKSCROSSING APARTMENTS, L.P.
(A Limited Partnership)
Notes to Financial Statements
December 31, 2006 and 2005

NOTE 1 - ORGANIZATION

Organization

Brookscrossing Apartments, L.P. was organized under the laws of the State of Georgia on May 1, 1989 for the purpose of constructing and operating a rental housing project. The project opened in March 1990. The project consists of 224 units and is located in Riverdale, Georgia, and is currently operating under the name of Brookscrossing.

Each building of the project has qualified and been allocated low-income housing tax credits pursuant to Internal Revenue Code Section 42, which regulates the use of the project as to occupant eligibility and unit gross rent, among other requirements. Each building of the project must meet the provisions of these regulations during each of fifteen consecutive years in order to continue to qualify to receive the tax credits. In addition, the partnership has executed a Land Use Restriction Agreement which requires the utilization of the project pursuant to Section 42 for a minimum of 30 years, even if the partnership disposes of the project. Failure to comply with occupant eligibility and/or unit gross rent, or to correct noncompliance within a specified time period could result in recapture of previously taken low-income housing tax credits plus interest. Such potential noncompliance may require an adjustment to the contributed capital by the limited partners.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements of the partnership are prepared on the accrual basis of accounting and in accordance with accounting principles generally accepted in the United States of America.

Capitalization and Depreciation

Land, buildings and improvements are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives (27.5 years for buildings and 5-7 years for furniture and equipment) using accelerated methods. Improvements are capitalized, while expenditures for maintenance and repairs are charged to expense as incurred.

The partnership capitalized interest costs incurred during construction of the project. Interest capitalized to the building during construction totaled $390,474.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Statement of Cash Flows

For purposes of reporting cash flows, cash includes cash on hand and in banks, net of restricted cash deposits.

Amortization

Mortgage costs are amortized over the term of the mortgage loan using the straight-line method.

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the partnership and the tenants of the property are operating leases.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable and Bad Debts

Tenant receivables are charged to bad debt expense when they are determined to be uncollectible based upon a periodic review of the accounts by management. Accounting principles generally accepted in the United States of America require that the allowance method be used to recognize bad debts; however, the effect of using the direct write-off method is not materially different from the results that would have been obtained under the allowance method.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

SFAS No. 144

Statement of Financial Accounting Standards (SFAS) No. 144 requires that long-lived assets and certain identifiable intangibles held and used by an entity are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Application to SFAS No. 144 has not materially affected the partnership's reported earnings, financial conditions or cash flows.

NOTE 3 - MORTGAGE PAYABLE

On August 9, 1999, the mortgage was refinanced in the amount of $5,900,000 payable in monthly installments of $42,964 including principal and interest at 7.92%, commencing September 1, 1999 thru September 1, 2009. Proceeds from this loan were used to pay down the current mortgage and financing fees totaling $175,735, and a prepayment penalty on the prior mortgage of $217,429. The balance as of December 31, 2006 is $5,488,167 remaining balance after the last payment on September 1, 2009 is due in one lump sum.

This loan is secured by the partnership's land and buildings, and such other items as described in the security agreement.

Aggregate maturities of long-term debt at December 31, 2006 are as follows:

Year Ending December 31	Amount
2007	$ 83,902
2008	90,793
2009	5,313,472
	$5,488,167

BROOKSCROSSING APARTMENTS, L.P.
(A Limited Partnership)
Notes to Financial Statements
December 31, 2006 and 2005

NOTE 4 - COMMITMENTS, CONTINGENCIES AND RELATED-PARTY TRANSACTIONS

Loan Fee

The partnership has paid $175,735 in the loan fees to Assurance Financial and others for the refinancing of the mortgage on the property. These fees are being amortized over the life of the loan. Amortization expense charged to operations was $39,701 and $17,574 for 2006 and 2005 respectively.

Financial Services Agreement

In accordance with the partnership agreement, the partnership shall pay a mortgage placement fee of $60,000 to the general partner. This fee has been earned in full. Payment terms are stipulated in the limited partnership agreement.

In addition, the partnership shall pay a financial service fee of $40,000 to the general partner. This fee has been earned in full and has been capitalized in the building. Payment terms are stipulated in the limited partnership agreement.

Architect Fees

The partnership paid $176,428 in design fees to Webster Design and Obrock and Associates, affiliates of the general partner. These fees have been capitalized to the building.

Reserve for Replacement

In accordance with the loan agreement, the general partners shall, to the extent partnership funds are available, establish a replacement escrow account which shall be funded by monthly deposits of $3,733 commencing on the closing date. During 2006 and 2005, the partnership funded $44,800 each year of the replacement reserve less $45,040 and $49,022 of withdrawals for 2006 and 2005 respectively, from the reserve account.

Operating Deficits

If, during the five years following the development obligation date, additional cash is required to fund any operating deficits, the general partner must advance such funds up to a maximum of $800,000. Repayment terms are stipulated in the limited partnership agreement.

BROOKSCROSSING APARTMENTS, L.P.
(A Limited Partnership)
Notes to Financial Statements
December 31, 2006 and 2005

Management of the Property

In accordance with the partnership agreement, the general partners have caused the partnership to enter into the management agreement with Sugar Creek Realty, L.L.C., an affiliate of the general partner. The management agreement calls for a management fee equal to 5% of gross revenues, plus $5 per apartment unit per month as a computer and accounting reimbursement. During 2006 and 2005, management fees were $76,434 and $78,026 respectively. Computer and accounting fees paid during 2006 and 2005 were $13,440 and $13,440 respectively.

Incentive Management Fee

In accordance with the partnership agreement, the partnership entered into an incentive management agreement with the management agent at the investment closing date. The agreement provides for additional compensation in each year to the management agent equal to 5% of the gross revenues of the project. This fee is not cumulative and payable only to the extent of sufficient cash flow as described in the partnership agreement. As of December 31, 2006 and 2005, no incentive management fee is payable.

Due to Related Parties

Amounts due to related parties consist of the following:

	2006	2005
Sugar Creek Realty, L.L.C., an affiliate of the general partners, for management fees and un-reimbursed operating expenses.	$5,193	$5,040

Special Project Expense Loan

The general partner had advanced funds in the total amount of $787,297 to Brookscrossing Apartments, L.P. from proceeds of the Partnership Escrow Account to make payments required by the new loan for commitment fees, closing costs and down payment. This loan bears simple interest at 5.25%. During 2006 and 2005, $0 and $0 respectively were repaid under the terms of the special project expense loan and interest of $0 for 2006 and $0 for 2005 was paid and charged to operations.

Project Expense Loan

The general partner has advanced $42,487 to Brookscrossing Apartments, L.P. as a project expense loan, which is non-interest bearing and is repayable in accordance with the terms described in the partnership agreement. No payments were made in 2006 or 2005.

BROOKSCROSSING APARTMENTS, L.P.
(A Limited Partnership)
Notes to Financial Statements
December 31, 2006 and 2005

NOTE 5 - CAPITAL CONTRIBUTIONS RECEIVABLE

Under provisions of the partnership agreement, the investor limited partner is required to make capital contributions in the amount of $1,800,000 to be paid in three installments. Such installments are due as follows:

Completion date	$ 540,000
Final closing	540,000
Breakeven	720,000
	1,800,000
Receivable from general and special limited partner	200
	1,800,200
Less amounts paid and place in escrow:	
Upon completion date in 1990	(540,000)
Upon final closing of permanent financing*	(540,000)
Paid in 1995	(720,000)
Capital contributions receivable, end of year	$ 200

* This amount was reduced by $236,224 due to a tax credit adjustment provided for under provisions of the partnership agreement.

NOTE 6 - ALLOWABLE DISTRIBUTION

Subject to any requisite approvals by the lender or any governmental authority, cash flow, as defined in the partnership agreement, for each fiscal year after the development obligation date shall be distributed within ninety days after the end of each fiscal year in the order of priority as described in the partnership agreement. Cash flow, as defined in the partnership agreement, shall be determined separately for each fiscal year and shall not be cumulative.

There were no distributions and in 2006 or 2005.

NOTE 7 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used in estimating the fair values of financial instruments.

Cash and cash equivalents, receivables, payables and deposits are valued at their carrying amounts which approximate fair value due to the short-term maturity of the instruments.

Mortgage Payable

The fair value of the Partnership's mortgage payable is estimated based upon comparable rates and issues available for debt of a similar issue.

2006		2005	
Carrying Amount	Fair Value	Carrying Amount	Fair Value
$5,488,167	$5,488,167	$5,559,959	$5,559,959

NOTE 8-RESTRICTED DEPOSITS AND FUNDED RESERVES

Replacement Reserve

In accordance with the loan agreement, the property is required to make monthly deposits of $3,473 to the replacement reserve.

Beginning balance 1/1/05	$ 11,503
Deposits	44,849
Withdrawals	(49,022)
Beginning Balance 1/1/06	7,330
Deposits	44,906
Withdrawals	(45,042)
Ending Balance 12/31/06	$ 7,194

BROOKSCROSSING APARTMENTS, L.P.
(A Limited Partnership)
Notes to Financial Statements
December 31, 2006 and 2005

NOTE 8-RESTRICTED DEPOSITS AND FUNDED RESERVES

Real Estate Tax and Insurance Escrow

In accordance with the loan agreement, as of 12/31/2006 the property is required to make two monthly deposits of $19,154 and ten monthly deposits of $18,148 to the real estate tax and insurance escrow.

Beginning balance 1/1/05	$ 86,735
Deposits	236,093
Withdrawals	(223,277)
Beginning Balance 1/1/06	99,551
Deposits	219,785
Withdrawals	(255,512)
Ending Balance 12/31/06	$ 63,824

SUPPLEMENTAL INFORMATION

BROOKSCROSSING APARTMENTS, L.P.
(A Limited Partnership)
Schedule of Administrative, Utilities, Maintenance, Taxes
Insurance and Interest Expense
For The Years Ended December 31, 2006 and 2005

EXPENSES	2006	2005
ADMINISTRATIVE		
Advertising	$9,771	$20,578
Commissions	7,563	12,849
Other renting expenses	-	-
Office salaries	49,024	52,551
Office supplies	15,366	14,684
Social programming	975	1,924
Management fee	76,434	78,026
Manager salary	67,670	66,779
Legal expense (project-related issues)	(1,491)	(792)
Auditing expenses	4,062	3,625
Bookkeeping fees/accounting service	13,440	13,440
Telephone and answering services	18,649	17,864
Bad debts	18,389	29,308
Miscellaneous administrative expenses	9,276	10,678
TOTAL ADMINISTRATIVE	289,128	321,514
UTILITIES		
Electricity	21,554	23,263
Water	69,999	65,373
Sewer	72,380	67,657
TOTAL UTILITIES	$163,933	$156,293

See the independent auditors' report on supplemental information.

BROOKSCROSSING APARTMENTS, L.P.
(A Limited Partnership)
Schedule of Administrative, Utilities, Maintenance, Taxes
Insurance and Interest Expense
For The Years Ended December 31, 2006 and 2005

EXPENSES – (CONTINUED)	2006	2005
OPERATING AND MAINTENANCE		
Janitor and cleaning supplies	$ 23	$ 112
Janitor and cleaning contract	2,820	8,075
Exterminating	10,205	12,442
Garbage and trash removal	24,146	30,989
Security payroll/contract	16,848	16,934
Grounds payroll	20,444	10,658
Grounds supplies	1,481	5,413
Grounds contract	15,075	18,040
Repairs payroll	63,763	78,281
Repairs material	13,877	24,051
Repairs contract	1,182	1,543
Extraordinary repairs	33,423	46,043
Replacement reserves	33,040	38,850
Heating/cooling repairs and maintenance	1,727	507
Swimming pool maintenance contract	4,226	4,598
Decorating payroll/contract	19,245	38,865
Decorating supplies	5,172	2,623
Vehicle repair and maintenance	4,156	3,424
Miscellaneous operating expenses	-	2,400
TOTAL OPERATING AND MAINTENANCE	$270,853	$343,848

See the independent auditors' report on supplemental information.

BROOKSCROSSING APARTMENTS, L.P.
(A Limited Partnership)
Schedule of Administrative, Utilities, Maintenance, Taxes
Insurance and Interest Expense
For The Years Ended December 31, 2006 and 2005

EXPENSES – (CONTINUED)	2006	2005
TAXES AND INSURANCE		
Real estate taxes	$158,029	$148,952
Property and liability insurance	70,815	76,191
Fidelity bond insurance	404	325
Health insurance and other employee benefits	4,715	5,783
TOTAL TAXES AND INSURANCE	$233,963	$231,251
FINANCIAL EXPENSES		
Interest on mortgage note payable	$443,770	$449,291
TOTAL FINANCIAL EXPENSES	$443,770	$449,291
DEPRECIATION	$310,860	$310,341
PARTNERSHIP ENTITY EXPENSES		
Amortization	$39,701	$17,574

See the independent auditors' report on supplemental information.

GPFAX

From: Nicole Ramey
Sent: Wednesday, February 21, 2007 4:05 PM
To: GPFAX
Subject: FW: Brookscrossing Apartments

From: Holly Hollenbeck [mailto:mhkcpa500@msn.com]
Sent: Wednesday, February 21, 2007 4:05 PM
To: Nicole Ramey
Cc: Rick Albertson
Subject: Brookscrossing Apartments

Attached is the draft audit report for Brookscrossing Apts.

Thanks

Mueller, Walla & Albertson